UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2010

Fundamental Emerging Markets Equity Funds
Asia Equity
BRIC
Emerging Markets Equity

Goldman Sachs Fundamental
Emerging Markets Equity Funds

■	ASIA EQUITY FUND

■	BRIC FUND

■	EMERGING MARKETS EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	26
Financial Statements	38
Notes to Financial Statements	42
Financial Highlights	58
Report of Independent Registered Public Accounting Firm	64
Other Information	65

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in Asian issuers, the Fund is subject to greater risk of loss as a result of Asian economic, market, political and local risks than a fund that is more geographically diversified. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Goldman Sachs BRIC Fund invests primarily in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that substantially participate in the markets of BRIC countries. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental
Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts combines local insights with global, industry-specific expertise to identify its best investment ideas.

■ The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India focuses on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Proprietary, bottom-up research is the key driver of our investment process

■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■ A seasoned team of experienced Research Analysts is regionally aligned and has sector expertise

■ The decision-making process includes active participation in frequent and regular research meetings

■ The Research Analyst team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■ Security selections are aligned with levels of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

          Emerging markets equity portfolios that strive to offer:

          ■ Access to markets across emerging markets

          ■ Disciplined approach to stock selection

          ■ Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Emerging
Markets Equity Funds

Market Review

Overall, emerging markets equities posted healthy returns during the 12-month period ended October 31, 2010 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net, unhedged) (the “MSCI EM (net)”) posted a return of 23.56%, significantly outperforming the 13.32% return of the MSCI World Index, which measures developed international equity markets. Such robust performance, however, masks what was significant volatility.

Through early May, investor sentiment was generally positive even as the economic and corporate backdrop remained mixed. Commodities prices generally remained strong, supporting equity performance in many emerging market economies. A strong pick-up in Asian demand, particularly from China, further encouraged emerging market equities, although actual or looming interest rate increases tempered the equity markets in many high-growth emerging markets during the first quarter of 2010, as their central banks sought to prevent economic overheating and keep inflation in check.

Then, sovereign debt concerns flared as headlines about the crisis in Greece and other peripheral European nations dominated. Greece had been downgraded by several ratings agencies and Spain’s and Portugal’s outlooks were revised from stable to negative toward the end of 2009. However, the impact of such revisions was not felt in global equity markets for several months. As the sovereign debt crisis hit in earnest, emerging market equities, like their developed market counterparts, suffered a sharp drop in May. Emerging market equity performance reflected investor angst regarding the health of Europe’s financial system and the potential that the continent’s debt dilemma would spark another global financial crisis. Suffering from proximity, Hungary and Poland were among the worst performing emerging market countries during the equity downturn, while Hungary additionally complicated matters with a misleading statement on its own sovereign default risk. As European governments proposed fiscal austerity packages to cut substantial budget deficits, many investors worried that this would further hinder an already slowing global economic recovery.

Beijing’s attempts to curb speculation in China’s property markets and a downward revision of Chinese leading economic indicators also dampened enthusiasm, particularly in the local Chinese market. Initial reaction to China’s long-awaited announcement that it would begin to let the renminbi appreciate against the U.S. dollar was positive, but excitement subsided as it became clear that Beijing would continue to tightly manage the process, mitigating any immediate impact. Fears that Chinese, and therefore global, demand might be slowing particularly hit commodity prices and their stocks worldwide, while high crude oil inventory levels following the disastrous oil spill in the Gulf of Mexico further pressured energy stocks. Mining stocks were similarly weak on fears of slowing demand combined with uncertainty over tax legislation in Australia. Heavy declines in these sectors drove significant underperformance in both Russia and Brazil, despite robust economic growth in the latter.

When the International Monetary Fund, in concert with the European Central Bank and other central banks, announced plans for a liquidity facility that would allow what are known as the PIIGS nations (Portugal, Italy, Ireland, Greece and Spain) to borrow at reasonable rates, emerging markets equities, like the developed international equity markets, rebounded. Reports of bank stress tests also restored some level of confidence in Europe’s financial structure, helping global equity markets to roar back during the third calendar quarter and through

*	All regional and country market returns are expressed in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices that compose either the MSCI EM (net) or the applicable regional benchmark index specified.

MARKET REVIEW

October, fueled by corporate earnings growth that generally surprised to the upside. Emerging market equities surged especially strongly amidst reports of robust domestic demand and economic growth as well as of heightened merger and acquisition activity and strong currencies.

Record demand for steel; potential shortages in copper, whose prices hit a two-year high; gold at more than $1,300 an ounce; and a 12-year high in coffee prices propelled countries and stocks that benefit from soaring commodity prices. For example, Colombia enjoyed a strong run during the third quarter of 2010, ending the Reporting Period as a whole as the best performing market within the MSCI EM (net). Other markets that performed well included Thailand, Turkey and Indonesia. Egypt was the worst performing market within the MSCI EM (net) during the Reporting Period. Other markets that were weak during the Reporting Period included Israel, Hungary and China.

Asian Equity Markets

Asian equity markets overall performed in line with the emerging markets broadly during the Reporting Period, as measured by the 20.58% return of the MSCI All Country Asia Free ex-Japan Price Index. While generating robust double-digit gains, the Reporting Period was still a volatile one.

Early in the Reporting Period, Asian equity markets were supported by a G20 commitment to ongoing policy stimulus, encouraging economic statistics and positive sentiment and optimism heading into 2010. The G20 is a group of finance ministers and central banks governors from 20 major economies — 19 countries plus the European Union. Asian markets edged slightly higher in the first months of 2010, but returns were subsequently weighed down by fears of policy tightening in China, by the potential contagion of the sovereign debt crisis in Greece and by announcements regarding U.S. bank regulation reform. Concerns about Greece’s sovereign debt crisis subsequently heightened, as the situation dragged on and indeed did expand to include other PIIGS nations. As the Reporting Period progressed further, worries about a slowdown in China’s economic growth emerged as did questions about whether the U.S. and global economy would be faced with a double-dip recession scenario. Toward the end of the Reporting Period, much speculation over a second round of quantitative easing from the U.S. Federal Reserve (“the Fed”) boosted performance, sparking a rebound. While macroeconomic concerns dominated, markets were buoyed through much of the Reporting Period by generally solid earnings reports by companies.

Among the Asian equity markets, Thailand was the best performer, followed by the Philippines and Indonesia. The only markets that underperformed the MSCI All Country Asia Free ex-Japan Price Index during the Reporting Period were China, Hong Kong and Taiwan, which together account for approximately 53% of the Index’s weighting. Though lagging, each of these markets still generated double-digit gains during the Reporting Period.

BRIC Equity Markets

Overall, the BRIC equity markets — Brazil, Russia, India and China — posted healthy double-digit absolute gains but lagged emerging market equities broadly, as measured by the 16.17% return of the MSCI BRIC Index during the Reporting Period.

Within the BRIC universe, India posted the strongest return by far, as its equity market benefited from the country’s report of 8.8% year-on-year Gross Domestic Product (GDP) growth. China was the weakest BRIC market following mixed economic indicators, such as slowing second calendar quarter GDP growth, industrial production and imports, suggesting that its economic growth overall might be slowing, although from very high levels.

MARKET REVIEW

Looking Ahead

At the end of the Reporting Period, we believed emerging economies would continue to grow much faster than developed economies and, as a result, will play an increasingly meaningful role in the global economy. As the role of emerging economies continues to grow in importance, we expect their superior economic growth to drive corporate earnings growth and potentially better equity returns.

Increasingly stable and favorable fundamentals lay the foundation for the long-term growth story in emerging markets. Recent emerging market economic growth and better borrowing practices have brought remarkable improvement in their sovereign balance sheets, which are, in many cases, stronger than those of developed market peers. Corporate balance sheets and profitability were in equally good condition relative to history and global peers during the Reporting Period. We believe consumer and sovereign balance sheets in the emerging markets have also significantly improved over the years and were, at the end of the Reporting Period, among the healthiest in a global context. We further believe that positive currency trends should aid both monetary and fiscal policies targeting to lift aggregate domestic demand — leading to higher asset prices. In addition, a constructive view ahead for benign global liquidity conditions combined with solid earnings growth momentum supports, we believe, positive performance ahead.

Going forward, we believe the GDP growth differential between developed markets and emerging markets should provide a positive tailwind for the relative operating performance of emerging equity markets. At the same time, we believe the dispersion of returns at the stock level will remain elevated, particularly as companies begin to trade more on fundamentals rather than on fear or hope. We believe this type of environment is ripe for fundamental stock pickers to generate alpha, or added value. We continue to focus on building a quality portfolio through intensive bottom-up research and believe this will serve us well in these challenging times.

Our team maintains a preference for stocks that we believe will benefit from strong domestic demand in the emerging markets. We believe the significant increase in per capita income in emerging markets, particularly in the BRIC countries, will likely be a driving force behind the rapid economic growth in emerging markets. Rising incomes should lead to increased consumer demand, and, in turn, an expansion of their economies. We expect this to be enhanced in many cases by growth in the working age population of these nations, increases in the labor force participation rate and an emerging market population that is more educated and urbanized than previous generations. Given this growth potential, we believe emerging markets equities were trading at attractive valuations relative to global markets at the end of the Reporting Period.

Our research team recently published a paper on emerging markets equity growth and used market capitalization to GDP ratios to project future market capitalization and weightings in the MSCI All Country World Index. Currently at 13%, the team found that the emerging markets’ share in the MSCI All Country World Index may well be 19% by 2020 and 31% by 2030. In the near term, we expect emerging markets equities to benefit from strong institutional inflows, as the asset class is still meaningfully underrepresented in investors’ portfolios relative to its share of global market capitalization.

The primary risks to our view are a significant change in global liquidity conditions or policy mis-steps or slippage in implementation of policies among the region’s nations.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate volatile markets ahead.

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Asia Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C and Institutional Shares generated average annual total returns, without sales charges, of 25.59%, 24.66%, 24.53% and 26.05%, respectively. These returns compare to the 20.58% average annual total return of the Fund’s benchmark, the MSCI All Country Asia Free ex-Japan Price Index (unhedged, with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of its benchmark Index during the Reporting Period can be primarily attributed to effective stock selection. From a country perspective, stock selection was strongest in China, South Korea and Singapore. Only partially offsetting these positives was weak stock selection in Taiwan. Having underweighted positions in Thailand and the Philippines, the two best performers in the benchmark Index, also detracted somewhat.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the benchmark Index from holdings in Kia Motors, Gudang Garam and Weichai Power.

Kia Motors, South Korea’s second largest auto manufacturer, generated robust triple-digit gains during the Reporting Period, as it appeared to be gaining popularity with consumers, especially with its recent product series launch. In addition, its financial status significantly improved year-to-date in 2010.

Gudang Garam, one of the largest tobacco producers in Indonesia, also saw its shares advance in triple digits during the Reporting Period. We believe the company benefited from repositioning its marketing strategy and from reinvigorating its products. At the end of the Reporting Period, we expected to continue to see Gudang Garam’s production costs improving and more efficiencies in its distribution operations.

Weichai Power is a Chinese company exposed to the heavy-duty truck and engineering machinery industries. With continued strong infrastructure spending and the spreading of recovery to the logistics arena, Weichai’s sales and outlook improved significantly during the Reporting Period, driving its shares to approximately double in value. Its operations and fundamentals also held up well, and as a high quality cyclical company, Weichai Power benefited from beta, or risk, trades during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the benchmark Index were positions in Hyundai Motor, Fushan International Energy Group and China Life Insurance.

South Korean automobile manufacturer Hyundai Motor actually saw a strong rise in its share price during the Reporting Period, as the company has enjoyed months of significant growth as measured by both qualitative factors such as customer satisfaction and quantitative factors such as manufacturing capability increase. Hyundai Motor’s cars gained popularity around the world during the Reporting Period, and its global market share was enhanced. However, on average, the Fund had an underweighted position in Hyundai Motor relative to the benchmark Index during the Reporting Period, and thus, it detracted from results.

Fushan International Energy Group, a Chinese coking coal seller, saw its shares decline as steel, which uses coking coal as one of its raw materials, experienced a fall in its price. Also, some investors doubted whether Fushan International Energy Group’s new coal mining project, still awaiting approval, would proceed. If the project is approved, most expect it to significantly raise the company’s reserve and production growth rates.

Shares of China Life Insurance, China’s biggest insurer, declined, as the market was disappointed by lower than expected new business value growth announced in its first-half 2010 results. Such lower growth was largely due to

PORTFOLIO RESULTS

the sale of shorter tenor products, i.e. those products with shorter maturities or agreed-upon contract life.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the benchmark Index were consumer discretionary, industrials and consumer staples, each driven primarily by effective stock selection. An overweighted allocation to consumer discretionary also helped, though to a more modest degree.

The biggest detractors from the Fund’s relative results during the Reporting Period were the financials, energy and telecommunication services sectors, again each due primarily to poor stock selection. Still, each of these sectors generated positive absolute returns. There were no major detractors from a sector weighting perspective during the Reporting Period.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the Fund’s most significant purchases during the Reporting Period were Woori Finance Holdings and Neowiz Games.

We established a Fund position in Woori Finance Holdings during the first quarter of 2010, as we believe it is well positioned to benefit from the moderate economic recovery. Given that it is one of the largest bank holding companies in South Korea, we believe that its balance sheets may improve faster than those of its peers. We initiated a Fund position in Neowiz Games, a South Korean online gaming company, as we believe there is significant potential for its growth in China where its casual games are becoming increasingly popular. Neowiz Games is not a component of the benchmark Index.

Among the Fund’s most significant sales during the Reporting Period were Bank Danamon and Korean Reinsurance.

We decided to eliminate the Fund’s holding in Bank Danamon, an Indonesian lender, on the back of its superior outperformance during the last several months of the Reporting Period, which resulted in its stock reaching our target price. This transaction also helped us reduce the Fund’s beta, or risk, in Indonesian financials. There was not any significantly adverse news surrounding Korean Reinsurance, but we sold out of the Fund’s position in this biggest reinsurer in Asia as we had developed greater conviction in other South Korean insurers.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a relatively narrow range from the benchmark Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to industrials, information technology and consumer discretionary increased and its allocation to financials, telecommunication services and consumer staples decreased.

Allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, the Fund’s allocation to South Korea and Malaysia increased and its positioning in Thailand decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to China and Taiwan compared to the benchmark Index. On the same date, the Fund had underweighted exposures to Singapore, Thailand, India and the Philippines and was relatively neutrally weighted to South Korea, Malaysia, Hong Kong and Indonesia.

From a sector allocation perspective, the Fund had overweighted positions relative to the benchmark Index in the industrials, information technology, materials, consumer discretionary and health care sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the benchmark Index in the telecommunication services, consumer staples, energy, financials and utilities sectors.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Asia Equity Fund
as of October 31, 2010

PERFORMANCE REVIEW

		MSCI All Country
	Fund Total Return	Asia Free ex-Japan
November 1, 2009–October 31, 2010	(based on NAV)[1]	Price Index[2]

Class A	25.59%	20.58%
Class B	24.66	20.58
Class C	24.53	20.58
Institutional	26.05	20.58

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI All Country Asia Free ex-Japan Price Index (unhedged) is a market capitalization-weighted composite of securities in 10 Asian countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	12.94%	6.33%	6.80%	2.19%	7/8/94
Class B	13.69	6.42	6.85	0.99	5/1/96
Class C	17.54	6.73	6.70	1.41	8/15/97
Institutional	20.07	7.99	8.00	2.13	2/2/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	2.36%
Class B	2.35	3.11
Class C	2.35	3.11
Institutional	1.20	1.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/105

	% of Net
Holding	Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	2.6%	Semiconductors & Semiconductor Equipment	Taiwan
China Construction Bank Corp. Class H	2.4	Banks	China
Samsung Electronics Co. Ltd.	2.3	Semiconductors & Semiconductor Equipment	South Korea
Bank of China Ltd. Class H	2.0	Banks	China
China Life Insurance Co. Ltd. Class H	1.9	Insurance	China
CNOOC Ltd.	1.9	Energy	Hong Kong
Kia Motors Corp.	1.9	Automobiles & Components	South Korea
Industrial & Commercial Bank of China Ltd. Class H	1.8	Banks	China
Hon Hai Precision Industry Co. Ltd.	1.7	Technology Hardware & Equipment	Taiwan
China Mobile Ltd.	1.5	Telecommunication Services	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the market value.

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on November 1, 2000 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI All Country Asia Free ex-Japan Price Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C and Institutional Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Asia Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2000 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced July 8, 1994)
Excluding sales charges	25.59%	9.78%	8.48%	2.71%
Including sales charges	18.66%	8.54%	7.86%	2.35%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	24.66%	8.93%	7.92%	1.18%
Including contingent deferred sales charges	19.63%	8.63%	7.92%	1.18%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	24.53%	8.94%	7.76%	1.60%
Including contingent deferred sales charges	23.52%	8.94%	7.76%	1.60%

Institutional (Commenced February 2, 1996)	26.05%	10.20%	9.06%	2.30%

PORTFOLIO RESULTS

Goldman Sachs BRIC Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs BRIC Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated average annual total returns, without sales charges, of 20.27%, 19.31% and 20.69%, respectively. These returns compare to the 16.17% average annual total return of the Fund’s benchmark, the MSCI BRIC Index (net, unhedged) (the “Index”), during the same period. Effective May 3, 2010, the Fund changed its benchmark from the MSCI BRIC 5-25 Investable Markets Index (net, unhedged) to the Index. During the Reporting Period, the average annual total return of the MSCI BRIC 5-25 Investable Markets Index (net, unhedged) was 19.61%.

The Fund’s Class IR Shares were launched on August 31, 2010. During the period from inception through October 31, 2010, the Fund’s Class IR Shares generated a cumulative total return of 14.66%. This return compares to the 13.41% and 10.88% cumulative total returns of the Index and the MSCI BRIC 5-25 Investable Markets Index (net, unhedged), respectively, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s strong performance relative to the benchmark Index during the Reporting Period was driven by effective stock selection across three of the four BRIC countries, specifically, Brazil, China and India. The Fund’s positioning within the Russian equity market detracted from its relative results.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Brazilian integrated oil and gas company Petroleo Brasileiro (“Petrobras”), Chinese ladies footwear manufacturer and third-party sportswear retailer Belle International Holdings and Brazilian medical diagnostics company Diagnosticos da America.

The Fund’s underweighted position relative to the benchmark Index in Petrobras contributed most to its performance, as the stock declined during the Reporting Period, suffering from the controversy surrounding its issuance overhang, which was completed at the end of the third quarter of 2010. To fund the world’s largest exploration and production initiative, Petrobras raised US $70 billion in what many believed to be the largest equity offering on record.

An overweighted position in Belle International Holdings proved prudent, as its stock surged after reporting strong first quarter same-store sale growth. Investors began to recognize the company’s long-term sustainable competitive advantage supported by its strong portfolio of top selling brands, vertically integrated supply chain and good retail management expertise.

Shares of Diagnosticos da America rallied after the company agreed to buy MD1 Diagnosticos, which has a strong presence in Rio de Janeiro. As this company is not a component of the benchmark Index, its strong returns boosted the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the benchmark Index were positions in Chinese property developer China Resources Land, Chinese coking coal seller Fushan International Energy Group and Russian mobile phone service provider VimpelCom.

China Resources Land underperformed on concerns that the Chinese government would take steps to curb property prices. Shares of Fushan International Energy Group declined as steel, which uses coking coal as one of its raw materials, experienced a fall in its price. Also, some investors doubted whether Fushan International Energy Group’s new coal mining project, still awaiting approval, would proceed. If the project is approved, most expect it to significantly raise the company’s reserve and production growth rates.

PORTFOLIO RESULTS

VimpelCom’s shares declined initially as the market reacted to news that one of its major competitors, MTS, announced plans to buy the remaining stake in Comstar to create the largest integrated telecommunications provider in Russia and the Commonwealth of Independent States (“CIS”). The CIS is a regional organization whose participating countries are former Soviet Republics, formed during the breakup of the Soviet Union. More critically, though, VimpelCom elected to pursue merger discussions with Weather Investments, the owner of a major stake in Orascom Telecom and Wind Italy, and this decision was not taken favorably by the market. Given the change in focus from VimpelCom’s management and the increased uncertainty regarding the company’s outlook, we elected to sell out of the Fund’s position in the company. This decision proved especially prudent, as following this sale, a merger between VimpelCom and Weather Investments was agreed upon.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the benchmark Index, overweighted allocations to and strong stock selection within the consumer discretionary and industrials sectors contributed most to the Fund’s performance. A notable contributor within consumer discretionary was Belle International Holdings, already discussed. Another contributor within this sector during the Reporting Period was Brazilian leading apparel retailer Lojas Renner. Lojas Renner posted strong first quarter results, which showed record operating margins. In our view, the continued growth of the middle class in Brazil and the rise in disposable incomes creates attractive prospects for the company. We further believe that its new model of standalone compact stores should allow the company to further capture this demand.

A notable contributor within industrials was Weichai Power, a Chinese company that manufactures heavy-duty trucks and engineering machinery and that is exposed to the continued penetration of land transportation into inland and rural China. The company’s operations and fundamentals held up well and demand for its range of diesel generators was boosted during the Reporting Period following power rationing in China to meet provincial energy efficiency targets. Another notable contributor within industrials was Tata Motors, India’s largest car and commercial vehicle manufacturer. Tata Motors benefited during the Reporting Period from an improving outlook for the European automobile market and strong momentum in the domestic commercial vehicle market. Given the company’s competitive positioning, the market reacted favorably to its ability to capitalize on these better conditions.

Having an underweighted exposure to the energy sector, which underperformed the benchmark Index, also proved beneficial to the Fund’s results during the Reporting Period. Here, the notable contributor was Petrobras, mentioned above.

Conversely, weak stock selection within the telecommunication services, utilities and financials sectors detracted most from the Fund’s performance during the Reporting Period. Underperformance in the telecommunication services sector was driven largely by poor performance of Russian provider VimpelCom, already discussed. Within the financials sector, a position in China Resources Land, mentioned above, was the primary detractor from performance.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In India, we initiated a Fund position in its largest domestic bank, State Bank of India, and sold out of the Fund’s holding in LIC Housing Finance. We had become increasingly positive in our view on State Bank of India’s earnings outlook given improvement in its underlying asset quality and resilient net interest margins. As for LIC Housing Finance, its stock’s outperformance during the Reporting Period caused the valuation gap to narrow and brought its share price toward our target. Furthermore, its strategy of offering five-year fixed-rate mortgages to its customers at a 9.25% yield has the potential, we believe, to put downward pressure on its net interest margins going forward. As such, we elected to eliminate the Fund’s position in LIC Housing Finance as we saw greater future upside potential elsewhere.

In Brazil, we established a Fund position in Cosan, the world’s largest sugar cane producer, following news that the company had signed a memorandum of understanding with Royal Dutch Shell. We believe that Cosan will greatly benefit from this joint venture, as it allows the company to diversify its product mix from pure production of ethanol to distribution. In addition, the joint venture should enable Cosan and Royal Dutch Shell to establish a scalable and profitable position in sustainable biofuels by building a market-leading position in the most efficient ethanol producing country in the world. Since making the initial purchase, we selectively added to the Fund’s holding in Cosan on weakness in the sugar futures price. We sold the Fund’s position in Banco Bradesco, a Brazilian financial services company following weaker than expected fourth quarter of 2009 earnings. Despite showing positive asset quality and loan growth trends, the lending business suffered from a compression in net interest margin, especially in the small/medium size enterprise (“SME”) sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the benchmark Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the benchmark Index in financials, energy, telecommunication services, utilities and consumer staples decreased and its allocations relative to the benchmark Index to industrials, consumer discretionary, materials, health care and information technology increased.

Resulting from various stock selection decisions, the Fund’s exposure relative to the benchmark Index to China increased modestly and its allocation relative to the benchmark Index to Russia decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had underweighted exposure to Brazil, Russia and India and a slightly overweighted exposure to China relative to the benchmark Index.

From a sector perspective, the Fund had overweighted allocations to consumer discretionary, materials, industrials and health care compared to the benchmark Index at the end of the Reporting Period. On the same date, the Fund had underweighted exposure to the energy, utilities, telecommunication services and financials sectors and was rather neutrally weighted relative to the benchmark Index in the consumer staples and information technology sectors.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

BRIC Fund
as of October 31, 2010

PERFORMANCE REVIEW

			MSCI BRIC 5–25
	Fund Total Return	MSCI BRIC Index	Investable Markets Index
November 1, 2009–October 31, 2010	(based on NAV)[1]	(net, unhedged)[2]	(net, unhedged)[2]

Class A	20.27%	16.17%	19.61%
Class C	19.31	16.17	19.61
Institutional	20.69	16.17	19.61

August 31, 2010–October 31, 2010

Class IR	14.66%	13.41%	10.88%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective May 3, 2010, the Fund changed its benchmark from the MSCI BRIC 5-25 Investable Markets Index (net, unhedged) to the MSCI BRIC Index (net, unhedged). In the Investment Adviser’s opinion, the MSCI BRIC Index (net, unhedged) is a more appropriate benchmark against which to measure the performance of the Fund because it more accurately represents the investable universe. The MSCI BRIC Index (net, unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the following four emerging market country indices: Brazil, Russia, India and China. This index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Since Inception	Inception Date

Class A	11.70%	10.27%	6/30/06
Class C	16.21	10.89	6/30/06
Institutional	18.65	12.18	6/30/06
Class IR	N/A	10.91	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.97%	2.00%
Class C	2.72	2.75
Institutional	1.57	1.60
Class IR	1.72	1.75

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/105

	% of Net
Holding	Assets	Line of Business	Country

Petroleo Brasileiro SA ADR Preference A Shares	5.6%	Energy	Brazil
Vale SA ADR	4.6	Materials	Brazil
China Life Insurance Co. Ltd. Class H	3.5	Insurance	China
China Construction Bank Corp. Class H	3.2	Banks	China
China Mobile Ltd.	3.1	Telecommunication Services	Hong Kong
Itau Unibanco Holding SA ADR Preference Shares	3.0	Banks	Brazil
CNOOC Ltd.	3.0	Energy	Hong Kong
Industrial & Commercial Bank of China Ltd. Class H	2.9	Banks	China
Bank of China Ltd. Class H	2.8	Banks	China
Sberbank RF	2.5	Banks	Russia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS BRIC FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on June 30, 2006 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s current benchmark, the MSCI BRIC (net, unhedged) Index and the Fund’s former benchmark, the MSCI BRIC 5-25 IMI (net, unhedged) Index is shown. In the Investment Adviser’s opinion, the MSCI BRIC Index (net, unhedged) is a more appropriate benchmark against which to measure the performance of the Fund because it more accurately represents the investable universe. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional and Class IR Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

BRIC Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 30, 2006 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Since Inception

Class A (Commenced June 30, 2006)
Excluding sales charges	20.27%	12.34%
Including sales charges	13.69%	10.89%

Class C (Commenced June 30, 2006)
Excluding contingent deferred sales charges	19.31%	11.48%
Including contingent deferred sales charges	18.31%	11.48%

Institutional (Commenced June 30, 2006)	20.69%	12.78%

Class IR (Commenced August 31, 2010)	n/a	14.66%	*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2010 (the “Reporting Period”).

Q	How did the Goldman Sachs Emerging Markets Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 22.51%, 21.60%, 21.60%, 23.04% and 22.41%, respectively. These returns compare to the 23.56% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net, unhedged) (the “Index”), during the same period. Effective May 3, 2010, the Fund changed its benchmark from the MSCI Emerging Markets Investable Markets Index (net, unhedged) to the Index. During the Reporting Period, the average annual total return of MSCI Emerging Markets Investable Markets Index (net, unhedged) was 25.15%.

The Fund’s Class IR Shares were launched on August 31, 2010. During the period from inception through October 31, 2010, the Fund’s Class IR Shares generated a cumulative total return of 15.22%. This return compares to the 14.34% and 15.05% cumulative total returns of the Index and the MSCI Emerging Markets Investable Markets Index (net, unhedged), respectively, during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust absolute gains, but underperformed relative to the benchmark Index during the Reporting Period. While the Fund did benefit from effective stock selection in Brazil and China, such positives were not enough to completely offset the detracting effect of its positioning in South Africa and Indonesia.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Kia Motors, Petroleo Brasileiro (“Petrobras”) and Weichai Power.

Kia Motors, South Korea’s second largest auto manufacturer, generated robust triple-digit gains during the Reporting Period, as it appeared to be gaining popularity with consumers, especially with its recent product series launch. In addition, its financial status significantly improved year-to-date in 2010.

The Fund’s underweighted position relative to the benchmark Index in Petrobras contributed to its performance, as the stock declined during the Reporting Period, suffering from the controversy surrounding its issuance overhang, which was completed at the end of the third quarter of 2010. To fund the world’s largest exploration and production initiative, Petrobras raised US $70 billion in what many believed to be the largest equity offering on record.

Weichai Power is a Chinese company exposed to the heavy-duty truck and engineering machinery industries. With continued strong infrastructure spending and the spreading of recovery to the logistics arena, Weichai’s sales and outlook improved significantly during the Reporting Period, driving its shares to approximately double in value. Its operations and fundamentals also held up well. Further, demand for its range of diesel generators was boosted during the Reporting Period, following power rationing in China to meet provincial energy efficiency targets. As a high quality cyclical company, Weichai Power benefited from beta, or risk, trades during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the benchmark Index were positions in Russian mobile phone service provider VimpelCom, South African network provider MTN Group and Russian integrated petroleum company Rosneft.

PORTFOLIO RESULTS

VimpelCom’s shares declined initially as the market reacted to news that one of its major competitors, MTS, announced plans to buy the remaining stake in Comstar to create the largest integrated telecommunications provider in Russia and the Commonwealth of Independent States (“CIS”). The CIS is a regional organization whose participating countries are former Soviet Republics, formed during the breakup of the Soviet Union. More critically, though, VimpelCom elected to pursue merger discussions with Weather Investments, the owner of a major stake in Orascom Telecom and Wind Italy, and this decision was not taken favorably by the market. Given the change in focus from VimpelCom’s management and the increased uncertainty regarding the company’s outlook, we elected to sell out of the Fund’s position in the company. This decision proved prudent, for following this sale, a merger between VimpelCom and Weather Investments was agreed upon.

We had sold out of the Fund’s position in MTN Group during the second calendar quarter of 2010, as we felt speculation around a bid for Orascom and its management’s desire to expand through acquisitions created significant uncertainty and execution risk, both of which threatened to hinder our positive long-term growth thesis for the company. Following clarification from MTN Group’s management that they would no longer pursue acquisition targets, the stock rallied strongly. Although we reinitiated the Fund’s position on the back of the company’s announcement, the Fund’s initial underweight position resulted in the stock being a detractor. That said, the stock did perform well since it was repurchased through the end of the Reporting Period, and we remained confident at the end of October in MTN Group’s long-term potential to grow its margins and earnings given the relative underpenetration of the African market.

Rosneft performed poorly during the Reporting Period based primarily on uncertainty over whether the current tax concession the company experiences on production at the new Vankor field might be removed going forward. Previous signals from the Kremlin had indicated it would likely maintain this concession until at least the end of 2010 and possibly into 2011 and 2012. Such indication had been increasingly priced into the stock. While the removal of this tax break would hurt Rosneft’s bottom line earnings, we continued to believe that the stock was well positioned within its sector to deliver strong long-term growth. As such, following the stock’s weakness, we took the opportunity to increase the Fund’s position in the company.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the benchmark Index, overweighted allocations to and strong stock selection within the consumer discretionary and health care sectors contributed most to the Fund’s performance. A notable contributor within consumer discretionary was Kia Motors, already discussed. Another contributor within this sector during the Reporting Period was Belle International Holdings, a Chinese ladies footwear manufacturer and third-party sportswear retailer. Belle International Holdings’ stock surged after reporting strong first quarter same-store sale growth. Investors began to recognize the company’s long-term sustainable competitive advantage supported by its strong portfolio of top selling brands, vertically integrated supply chain and good retail management expertise. A notable contributor within health care was Brazilian medical diagnostics company Diagnosticos da America. Shares of Diagnosticos da America rallied after the company agreed to buy MD1 Diagnosticos, which has a strong presence in Rio de Janeiro.

Strong stock selection within industrials also proved beneficial to the Fund’s results during the Reporting Period. Here, the notable contributor was Weichai Power, mentioned above.

Conversely, having underweighted allocations to and weak stock selection within the telecommunication services and financials sectors detracted most from the Fund’s performing during the Reporting Period. Underperformance in the telecommunication services sector was driven largely by the poor performance of Russian provider VimpelCom, already discussed. The notable detractor in financials was Chinese property developer China Resources Land. China Resources Land underperformed on concerns that the Chinese government would take steps to curb property prices.

Weak stock selection with the materials sector also hurt the Fund’s results, with a position in Chinese coking coal seller Fushan International Energy Group, the primary detractor from performance within this sector. Fushan International Energy Group saw its shares decline as steel, which uses coking coal as one of its raw materials, experienced a fall in its price. Also, some investors doubted whether Fushan International Energy Group’s new coal mining project, still awaiting approval, would proceed.

PORTFOLIO RESULTS

If the project is approved, most expect it to significantly raise the company’s reserve and production growth rates.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used futures, on an opportunistic basis, to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In India, we initiated a Fund position in its largest domestic bank, State Bank of India, and sold out of the Fund’s holding in LIC Housing Finance. We had become increasingly positive in our view on State Bank of India’s earnings outlook given improvement in its underlying asset quality and resilient net interest margins. As for LIC Housing Finance, its stock’s outperformance during the Reporting Period caused the valuation gap to narrow and brought its share price toward our target. Furthermore, its strategy of offering five-year fixed-rate mortgages to its customers at a 9.25% yield has the potential, we believe, to put downward pressure on its net interest margins going forward. As such, we elected to eliminate the Fund’s position in LIC Housing Finance as we saw greater future upside potential elsewhere.

In Brazil, we established a Fund position in Cosan, the world’s largest sugar cane producer, following news that the company had signed a memorandum of understanding with Royal Dutch Shell. We believe that Cosan will greatly benefit from this joint venture, as it allows the company to diversify its product mix from pure production of ethanol to distribution. In addition, the joint venture should enable Cosan and Royal Dutch Shell to establish a scalable and profitable position in sustainable biofuels by building a market-leading position in the most efficient ethanol producing country in the world. Since making the initial purchase, we selectively added to the Fund’s holding in Cosan on weakness in the sugar futures price. We sold the Fund’s position in Banco Bradesco, a Brazilian financial services company following weaker than expected fourth quarter of 2009 earnings. Despite showing positive asset quality and loan growth trends, the lending business suffered from a compression in net interest margin, especially in the small/medium size enterprise (“SME”) sector.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector weights are usually established within a narrow range from the benchmark Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure relative to the benchmark Index to financials, energy and telecommunication services decreased and its allocations relative to the benchmark Index to industrials, consumer discretionary, health care and materials increased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the benchmark Index in South Africa and Turkey decreased and its allocations relative to the benchmark Index to Brazil and Malaysia increased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to Brazil, China and Qatar compared to the benchmark Index. On the same date, the Fund had underweighted exposures to Thailand and Chile and was relatively neutrally weighted to the benchmark Index in the remaining components of the benchmark Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the benchmark Index in consumer discretionary, materials, industrials and health care at the end of the Reporting Period. The Fund had underweighted positions compared to the benchmark Index in the energy, utilities, telecommunication services, consumer staples and financials sectors and a rather neutral position relative to the benchmark Index in the information technology sector at the end the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Emerging Markets Equity Fund
as of October 31, 2010

PERFORMANCE REVIEW

			MSCI Emerging
		MSCI Emerging	Markets Investable
	Fund Total Return	Markets Index	Markets Index
November 1, 2009–October 31, 2010	(based on NAV)[1]	(net, unhedged)[2]	(net, unhedged)[2]

Class A	22.51%	23.56%	25.15%
Class B	21.60	23.56	25.15
Class C	21.60	23.56	25.15
Institutional	23.04	23.56	25.15
Service	22.41	23.56	25.15

August 31, 2010–October 31, 2010

Class IR	15.22%	14.34%	15.05%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	Effective May 3, 2010, the Fund changed its benchmark from the MSCI Emerging Markets Investable Markets Index (net, unhedged) to the MSCI Emerging Markets Index (net, unhedged). In the Investment Adviser’s opinion, the MSCI Emerging Markets Index (net, unhedged) is a more appropriate benchmark against which to measure the performance of the Fund because it more accurately represents the investable universe. The MSCI Emerging Markets Index (net, unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This Index offers an exhaustive representation of the emerging markets (Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey) by targeting all companies with a market capitalization within the top 85% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. This index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	10.21%	7.40%	10.17%	8.06%	12/15/97
Class B	10.66	7.38	10.24	8.20	12/15/97
Class C	14.71	7.81	10.04	7.88	12/15/97
Institutional	17.12	9.06	11.33	9.12	12/15/97
Service	16.52	8.52	10.84	8.42	12/15/97
Class IR	N/A	N/A	N/A	11.61	8/31/10

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calender quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.89%	1.89%
Class B	2.64	2.64
Class C	2.64	2.64
Institutional	1.49	1.49
Service	1.99	1.99
Class IR	1.64	1.64

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/105

	% of
Holding	Net Assets	Line of Business	Country

Petroleo Brasileiro SA ADR Preference A Shares	2.4%	Energy	Brazil
America Movil SAB de CV Series L ADR	2.0	Telecommunication Services	Mexico
Samsung Electronics Co. Ltd. Preference Shares	1.7	Semiconductors & Semiconductor Equipment	South Korea
China Life Insurance Co. Ltd. Class H	1.7	Insurance	China
Sberbank RF	1.6	Banks	Russia
China Construction Bank Corp. Class H	1.6	Banks	China
MTN Group Ltd.	1.6	Telecommunication Services	South Africa
Taiwan Semiconductor Manufacturing Co. Ltd.	1.6	Semiconductors & Semiconductor Equipment	Taiwan
Hon Hai Precision Industry Co. Ltd.	1.5	Technology Hardware & Equipment	Taiwan
CNOOC Ltd.	1.5	Energy	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of October 31, 2010

[6]	The fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
October 31, 2010

The following graph shows the value, as of October 31, 2010, of a $10,000 investment made on November 1, 2000 in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s current benchmark, the MSCI Emerging Markets (net, unhedged) Index and the Fund’s former benchmark, the MSCI Emerging Markets IMI (net, unhedged) Index, is shown. In the Investment Adviser’s opinion, the MSCI Emerging Markets Index (net, unhedged) is a more appropriate benchmark against which to measure the performance of the Fund because it more accurately represents the investable universe. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2000 through October 31, 2010.

Average Annual Total Return through October 31, 2010	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced December 15, 1997)
Excluding sales charges	22.51%	10.81%	12.07%	8.74%
Including sales charges	15.76%	9.56%	11.43%	8.27%

Class B (Commenced December 15, 1997)
Excluding contingent deferred sales charges	21.60%	9.98%	11.52%	8.41%
Including contingent deferred sales charges	16.60%	9.54%	11.52%	8.41%

Class C (Commenced December 15, 1997)
Excluding contingent deferred sales charges	21.60%	9.96%	11.31%	8.09%
Including contingent deferred sales charges	20.60%	9.96%	11.31%	8.09%

Institutional (Commenced December 15, 1997)	23.04%	11.25%	12.62%	9.34%

Service (Commenced December 15, 1997)	22.41%	10.69%	12.12%	8.63%

Class IR (Commenced August 31, 2010)	n/a	n/a	n/a	15.22%	*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 97.0%

China – 17.5%
540,000	Air China Ltd. Class H (Transportation)*	$728,225
2,608,000	Bank of China Ltd. Class H (Banks)	1,566,448
353,000	China Automation Group Ltd. Class H (Capital Goods)	277,012
534,000	China BlueChemical Ltd. Class H (Materials)	423,167
1,973,000	China Construction Bank Corp. Class H (Banks)	1,886,195
349,000	China Life Insurance Co. Ltd. Class H (Insurance)	1,534,304
82,736	China Merchants Bank Co. Ltd. Class H (Banks)	235,752
159,200	China Pacific Insurance (Group) Co. Ltd. Class H (Insurance)	662,256
162,500	China Shenhua Energy Co. Ltd. Class H (Energy)	725,442
71,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	277,096
69,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	183,965
94,000	Guangzhou Pharmaceutical Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	100,258
13,422	Hollysys Automation Technologies Ltd. Class H (Technology Hardware & Equipment)*	169,654
1,789,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	1,445,322
492,000	O-Net Communications Group Ltd. Class H (Technology Hardware & Equipment)*	359,662
956,000	PetroChina Co. Ltd. Class H (Energy)	1,176,773
90,500	Shimao Property Holdings Ltd. Class H (Real Estate)	149,942
96,000	Sihuan Pharmaceutical Holdings Group Ltd. Class H (Pharmaceuticals)*	69,728
55,000	Weichai Power Co. Ltd. Class H (Capital Goods)	725,721
164,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	474,496
159,970	ZTE Corp. Class H (Technology Hardware & Equipment)	597,208

		13,768,626

Hong Kong – 21.5%
228,000	AAC Acoustic Technologies Holdings, Inc. (Technology Hardware & Equipment)	551,359
434,000	Belle International Holdings Ltd. (Retailing)	786,086
229,500	BOC Hong Kong (Holdings) Ltd. (Banks)	721,831
59,000	Cheung Kong (Holdings) Ltd. (Real Estate)	901,176
66,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	275,989
243,000	China Agri-Industries Holdings Ltd. (Food, Beverage & Tobacco)	355,121
204,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	584,494
116,000	China Mobile Ltd. (Telecommunication Services)	1,184,628
146,000	China Overseas Land & Investment Ltd. (Real Estate)	307,762
734,000	China Resources Cement Holdings Ltd. (Materials)*	519,835
190,000	China Resources Land Ltd. (Real Estate)	375,502
733,000	CNOOC Ltd. (Energy)	1,530,297
250,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	452,592
37,499	Esprit Holdings Ltd. (Retailing)	202,390
434,491	Far East Consortium International Ltd. (Real Estate)	115,651
840,000	Fushan International Energy Group Ltd. (Materials)	565,263
34,000	Hang Lung Properties Ltd. (Real Estate)	166,782
13,200	Hang Seng Bank Ltd. (Banks)	193,413
68,431	Henderson Land Development Co. Ltd. (Real Estate)	487,736
159,500	Hong Kong & China Gas Co. Ltd. (Utilities)	385,194
44,000	Hong Kong Electric Holdings Ltd. (Utilities)	279,720
29,000	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	640,136
55,000	Hutchison Whampoa Ltd. (Capital Goods)	543,192
526,000	K. Wah International Holdings Ltd. (Real Estate)	198,841
60,000	Kerry Properties Ltd. (Real Estate)	333,325
136,517	Kosmopolito Hotels International Ltd. (Consumer Services)*	28,708
304,500	KWG Property Holding Ltd. (Real Estate)	241,967
104,000	Li & Fung Ltd. (Retailing)	550,662
111,000	Lifestyle International Holdings Ltd. (Retailing)	258,343
178,000	Minth Group Ltd. (Automobiles & Components)	333,049
59,000	MTR Corp. Ltd. (Transportation)	225,173
177,000	Nine Dragons Paper Holdings Ltd. (Materials)	286,370
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

57,555	Sun Hung Kai Properties Ltd. (Real Estate)	$990,070
24,000	Swire Pacific Ltd. Class A (Real Estate)	341,614
118,000	The United Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	224,174
73,000	The Wharf (Holdings) Ltd. (Real Estate)	480,650
1,124,000	VST Holdings Ltd. (Technology Hardware & Equipment)*	287,728

		16,906,823

India – 9.3%
2,636	Asian Paints Ltd. (Materials)	159,827
2,920	Axis Bank Ltd. (Banks)	96,943
33,501	Crompton Greaves Ltd. (Capital Goods)	240,301
21,040	DB Corp. Ltd. (Media)	130,819
29,447	Dhanalakshmi Bank Ltd. (Banks)	123,727
6,955	Educomp Solutions Ltd. (Consumer Services)	86,619
22,638	Engineers India Ltd. (Capital Goods)	176,664
11,884	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	90,798
2,870	Grasim Industries Ltd. (Materials)	151,426
137,798	GVK Power & Infrastructure Ltd. (Utilities)*	132,293
28,804	HCL Technologies Ltd. (Software & Services)	262,581
89,532	Hindustan Construction Co. Ltd. (Capital Goods)	123,606
14,059	ICICI Bank Ltd. (Banks)	370,160
32,817	Indiabulls Financial Services Ltd. (Diversified Financials)	163,511
66,897	Indiabulls Real Estate Ltd. (Real Estate)*	288,991
46,813	Indian Hotels Co. Ltd. (Consumer Services)	105,727
16,700	Infosys Technologies Ltd. (Software & Services)	1,119,904
90,577	Jaiprakash Associates Ltd. (Capital Goods)	245,991
13,647	Jindal Steel & Power Ltd. (Materials)	214,865
11,782	Kotak Mahindra Bank Ltd. (Diversified Financials)	123,339
95,759	Lanco Infratech Ltd. (Capital Goods)*	137,725
8,790	Larsen & Toubro Ltd. (Capital Goods)	401,795
8,664	Mahindra Holidays & Resorts India Ltd. (Consumer Services)	80,340
16,078	Oriental Bank of Commerce (Banks)	180,823
9,219	SKS Microfinance Ltd. (Diversified Financials)*	213,277
4,487	State Bank of India (Banks)	319,271
21,772	Sterlite Industries (India) Ltd. (Materials)	83,330
4,672	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	222,090
4,825	Tata Consultancy Services Ltd. (Software & Services)	114,610
30,911	Tata Motors Ltd. Class A (Capital Goods)	586,013
10,746	Tata Steel Ltd. (Materials)	142,791
6,736	United Spirits Ltd. (Food, Beverage & Tobacco)	227,205
25,562	Yes Bank Ltd. (Banks)	207,445

		7,324,807

Indonesia – 3.2%
419,000	PT Bank Central Asia Tbk (Banks)	329,191
938,500	PT Bank Negara Indonesia (Persero) Tbk (Banks)	410,343
120,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	642,014
170,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	349,049
642,000	PT Perusahaan Gas Negara (Persero) Tbk (Utilities)	292,037
271,500	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	275,622
87,000	PT Tambang Batubara Bukit Asam (Persero) Tbk (Energy)	191,702

		2,489,958

Malaysia – 3.7%
223,320	Genting Berhad (Consumer Services)	750,755
217,190	Malayan Banking Berhad (Banks)	629,356
67,400	Malaysia Marine and Heavy Engineering Sdn Berhad (Energy)*	97,694
328,934	PLUS Expressways Berhad (Transportation)	465,682
135,900	Sime Darby Berhad (Capital Goods)	386,340
206,500	Tenaga Nasional Berhad (Utilities)	585,057

		2,914,884

Singapore – 5.4%
276,000	CDL Hospitality Trusts (REIT)	457,719
60,230	DBS Group Holdings Ltd. (Banks)	648,714
60,000	Ezra Holdings Ltd. (Energy)	81,696
190,000	Genting Singapore PLC (Consumer Services)*	319,672
263,000	Global Logistic Properties Ltd. (Real Estate)*	471,421
26,000	Jardine Cycle & Carriage Ltd. (Retailing)	792,141
196,000	Sembcorp Industries Ltd. (Capital Goods)	695,582
189,000	Singapore Telecommunications Ltd. (Telecommunication Services)	452,845

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)

22,000	United Overseas Bank Ltd. (Banks)	$317,546

		4,237,336

South Korea – 19.2%
15,778	Celltrion, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	349,582
42,680	Daesang Corp. (Food, Beverage & Tobacco)*	313,993
16,980	Daewoo International Corp. (Capital Goods)	529,463
3,918	Doosan Corp. (Capital Goods)	528,634
10,524	Eo Technics Co. Ltd. (Semiconductors & Semiconductor Equipment)	300,972
4,120	Fila Korea Ltd. (Consumer Durables & Apparel)*	285,956
2,003	Glovis Co. Ltd. (Transportation)	284,006
420	GS Home Shopping, Inc. (Retailing)	43,431
16,110	Huchems Fine Chemical Corp. (Materials)	308,762
11,330	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)*	233,342
18,320	Hyundai Development Co. (Capital Goods)	515,239
2,347	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	765,591
16,750	Jusung Engineering Co. Ltd. (Semiconductors & Semiconductor Equipment)*	293,868
37,370	Kia Motors Corp. (Automobiles & Components)	1,495,229
60,330	Korea Exchange Bank (Banks)	719,168
8,730	Lock&Lock Co. Ltd. (Materials)	288,891
1,000	Lotte Shopping Co. Ltd. (Retailing)	409,675
3,320	Mando Corp. (Automobiles & Components)*	384,464
15,472	Neowiz Games Corp. (Software & Services)*	687,371
2,047	POSCO (Materials)	844,854
5,617	POSCO CHEMTECH Co. Ltd. (Materials)	679,435
9,160	Samsung C&T Corp. (Capital Goods)	537,944
2,688	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,783,289
6,150	Samsung Fine Chemicals Co. Ltd. (Materials)	365,261
1,878	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	322,063
3,879	Samsung Techwin Co. Ltd. (Capital Goods)	362,625
119,223	SK Broadband Co. Ltd. (Telecommunication Services)*	597,733
70,780	Woori Finance Holdings Co. Ltd. (Banks)	892,492

		15,123,333

Taiwan – 16.3%
633,651	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	551,399
62,000	Asustek Computer, Inc. (Technology Hardware & Equipment)	503,125
529,000	AU Optronics Corp. (Technology Hardware & Equipment)*	527,779
435,750	Cathay Financial Holding Co. Ltd. (Insurance)	666,072
131,536	China Steel Corp. (Materials)	133,229
1,152,864	Chinatrust Financial Holding Co. Ltd. (Banks)	719,720
298,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)*	463,745
33,891	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	79,275
480,000	Eva Airways Corp. (Transportation)*	485,132
237,525	Far Eastern Department Stores Co. Ltd. (Retailing)	294,801
392,746	Far Eastern New Century Corp. (Capital Goods)	564,879
214,660	Formosa Plastics Corp. (Materials)	615,044
344,433	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	1,302,658
30,138	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	379,146
567,000	Mega Financial Holding Co. Ltd. (Banks)	393,099
126,520	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	516,760
363,870	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	546,237
422,000	Taiwan Cement Corp. (Materials)	448,713
157,000	Taiwan Fertilizer Co. Ltd. (Materials)	535,330
1,009,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,076,524
1,000	TPK Holding Co. Ltd. (Technology Hardware & Equipment)*	16,492
141,720	Tripod Technology Corp. (Technology Hardware & Equipment)	543,777
820,000	Yuanta Financial Holding Co. Ltd. (Diversified Financials)	514,952

		12,877,888

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Thailand – 0.9%
26,200	Banpu PCL (Energy)	$678,327

TOTAL COMMON STOCKS
(Cost $58,883,057)		$76,321,982

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes – 1.2%

India – 1.2%
44,909	IndusInd Bank Ltd. (Issuer Deutsche Bank AG) (Banks)*	02/12/20	$267,303
6,743	Axis Bank Ltd. (Issuer JPMorgan Chase Bank, NA) (Banks)*(a)	10/08/14	223,864
25,141	IndusInd Bank Ltd. (Issuer JPMorgan Chase Bank, NA) (Banks)*(a)	12/15/14	149,642
35,526	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)*	03/11/13	124,184
5,211	Indiabulls Real Estate Ltd. (Issuer UBS AG) (Real Estate)*	05/21/12	22,511
18,524	Opto Circuits India Ltd. (Issuer UBS AG) (Health Care Equipment & Services)*	09/10/12	120,297
39,032	Usha Martin Ltd. (Issuer UBS AG) (Materials)	01/22/13	76,489

TOTAL EQUITY LINKED NOTES
(Cost $707,179)			$984,290

		Expiration
Units	Description	Month	Value

Warrant* – 0.0%

Hong Kong – 0.0%
15,800	Henderson Land Development Co. Ltd. (Real Estate)	06/11	$6,115
(Cost $0)

Shares	Rate	Value

Short-term Investment(b) – 1.9%

JPMorgan U.S. Government Money Market Fund — Capital Shares
1,457,626	0.100%	$1,457,626
(Cost $1,457,626)

TOTAL INVESTMENTS – 100.1%
(Cost $61,047,862)		$78,770,013

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(60,105)

NET ASSETS – 100.0%		$78,709,908

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $373,506, which represents approximately 0.5% of net assets as of October 31, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACT — At October 31, 2010, the following futures contract was open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

MSCI Singapore Index	1	November 2010	$57,097	$(1,296)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 95.1%

Brazil – 32.9%
472,500	All America Latina Logistica SA (Transportation)	$4,468,505
651,100	Amil Participacoes SA (Insurance)	6,624,731
490,272	Anhanguera Educacional Participacoes SA Preference Shares (Consumer Services)	9,573,034
770,637	Banco do Brasil SA (Banks)	14,920,526
1,457	BM&F Bovespa SA (Diversified Financials)	12,151
656,178	Braskem SA Preference A Shares (Materials)*	6,676,398
43,632	BRF — Brasil Foods SA ADR (Food, Beverage & Tobacco)	638,336
762,100	BRF — Brasil Foods SA (Food, Beverage & Tobacco)	10,999,197
728,500	Cosan Ltd. Class A (Food, Beverage & Tobacco)	9,579,775
801,100	Diagnosticos da America SA (Health Care Equipment & Services)	9,729,292
1,055,579	Duratex SA (Materials)	12,168,058
428,868	Fibria Celulose SA ADR (Materials)*	7,702,469
506,784	Gafisa SA (Consumer Durables & Apparel)	4,175,760
698,700	Gerdau SA (Materials)	8,974,656
174,184	Gerdau SA ADR Preference Shares (Materials)	2,271,360
997,589	Itau Unibanco Holding SA ADR Preference Shares (Banks)	24,500,786
175,582	Itau Unibanco Holding SA ADS Restricted Preference Shares (Banks)*(a)	4,244,204
557,200	Itausa — Investimentos Itau SA Preference Shares (Banks)	4,361,778
215,158	Lojas Renner SA (Retailing)	8,536,469
663,650	Mills Estruturas e Servicos de Engenharia SA (Capital Goods)*	8,020,942
12,777	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	296,750
892,677	PDG Realty SA Empreendimentos e Participacoes (Consumer Durables & Apparel)	11,051,491
1,447,825	Petroleo Brasileiro SA ADR Preference A Shares (Energy)	45,157,662
1,155,387	Vale SA ADR (Materials)	37,134,138
531,047	Vale SA ADR Preference A Shares (Materials)	15,256,980

		267,075,448

China – 23.0%
7,654,000	Air China Ltd. Class H (Transportation)*	10,321,916
37,429,000	Bank of China Ltd. Class H (Banks)	22,481,056
8,056,000	China Automation Group Ltd. Class H (Capital Goods)	6,321,844
9,868,000	China BlueChemical Ltd. Class H (Materials)	7,819,871
27,248,000	China Construction Bank Corp. Class H (Banks)	26,049,183
6,377,000	China Life Insurance Co. Ltd. Class H (Insurance)	28,035,118
1,301,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	5,077,481
2,561,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	6,828,013
29,090,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	23,501,624
14,870,000	PetroChina Co. Ltd. Class H (Energy)	18,303,998
719,000	Weichai Power Co. Ltd. Class H (Capital Goods)	9,487,151
597,600	Xinjiang Goldwind Science & Technology Co. Ltd. Class H (Capital Goods)*	1,545,800
4,430,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	12,817,180
2,243,790	ZTE Corp. Class H (Technology Hardware & Equipment)	8,376,631

		186,966,866

Hong Kong – 15.2%
6,503,000	Belle International Holdings Ltd. (Retailing)	11,778,611
2,858,000	China Agri-Industries Holdings Ltd. (Food, Beverage & Tobacco)	4,176,691
3,109,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	8,907,796
2,433,000	China Mobile Ltd. (Telecommunication Services)	24,846,560
11,774,000	China Resources Cement Holdings Ltd. (Materials)*	8,338,602
4,988,000	China Resources Land Ltd. (Real Estate)	9,857,913
11,519,000	CNOOC Ltd. (Energy)	24,048,425
4,452,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	8,059,747
8,359,000	KWG Property Holding Ltd. (Real Estate)	6,642,374
3,266,000	Minth Group Ltd. (Automobiles & Components)	6,110,891
6,602,000	Nine Dragons Paper Holdings Ltd. (Materials)	10,681,441

		123,449,051

India – 12.5%
35,483	Asian Paints Ltd. (Materials)	2,151,418
56,009	Axis Bank Ltd. (Banks)	1,859,473

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Shares	Description	Value

Common Stocks – (continued)
India – (continued)

450,932	Crompton Greaves Ltd. (Capital Goods)	$3,234,511
307,873	DB Corp. Ltd. (Media)	1,914,241
392,876	Dhanalakshmi Bank Ltd. (Banks)	1,650,749
124,192	Educomp Solutions Ltd. (Consumer Services)	1,546,712
312,455	Engineers India Ltd. (Capital Goods)	2,438,361
64,050	Exide Industries Ltd. (Automobiles & Components)	223,892
172,023	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,314,326
39,472	Grasim Industries Ltd. (Materials)	2,082,614
1,854,794	GVK Power & Infrastructure Ltd. (Utilities)*	1,780,702
426,837	HCL Technologies Ltd. (Software & Services)	3,891,097
1,197,092	Hindustan Construction Co. Ltd. (Capital Goods)	1,652,676
196,618	ICICI Bank Ltd. (Banks)	5,176,766
498,612	Indiabulls Financial Services Ltd. (Diversified Financials)	2,484,334
1,084,044	Indiabulls Real Estate Ltd. (Real Estate)*	4,683,008
649,666	Indian Hotels Co. Ltd. (Consumer Services)	1,467,261
51,201	IndusInd Bank Ltd. (Banks)	304,759
239,755	Infosys Technologies Ltd. (Software & Services)	16,078,003
1,209,338	Jaiprakash Associates Ltd. (Capital Goods)	3,284,346
176,889	Kotak Mahindra Bank Ltd. (Diversified Financials)	1,851,746
1,284,964	Lanco Infratech Ltd. (Capital Goods)*	1,848,094
117,364	Larsen & Toubro Ltd. (Capital Goods)	5,364,759
108,609	Mahindra Holidays & Resorts India Ltd. (Consumer Services)	1,007,117
27,184	Opto Circuits India Ltd. (Health Care Equipment & Services)	176,536
267,679	Oriental Bank of Commerce (Banks)	3,010,482
137,612	SKS Microfinance Ltd. (Diversified Financials)*	3,183,584
63,326	State Bank of India (Banks)	4,505,943
326,886	Sterlite Industries (India) Ltd. (Materials)	1,251,125
65,216	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,100,130
413,240	Tata Motors Ltd. Class A (Capital Goods)	7,834,231
234,178	Tata Steel Ltd. (Materials)	3,111,719
90,667	United Spirits Ltd. (Food, Beverage & Tobacco)	3,058,195
54,766	Usha Martin Ltd. (Materials)	107,321
372,794	Yes Bank Ltd. (Banks)	3,025,357

		101,655,588

Russia – 11.5%
180,750	Eurasia Drilling Co. Ltd. GDR (Energy)	4,609,125
211,290	Evraz Group SA GDR (Materials)*	6,410,111
305,137	Globaltrans Investment PLC GDR (Transportation)(a)	4,469,951
365,742	MMC Norilsk Nickel ADR (Materials)	6,821,088
845,901	OAO Gazprom ADR (Energy)	18,521,040
204,053	OAO Lukoil ADR (Energy)	11,396,360
1,826,536	OAO Rosneft Oil Co. GDR (Energy)*	12,709,282
279,376	OJSC LSR Group GDR (Materials)*	2,373,261
6,202,537	Sberbank RF (Banks)	20,359,166
136,694	X 5 Retail Group NV GDR (Food & Staples Retailing)*	5,735,500

		93,404,884

TOTAL COMMON STOCKS
(Cost $598,499,526)		$772,551,837

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes – 1.6%

India – 1.6%
626,932	IndusInd Bank Ltd. (Issuer Deutsche Bank AG) (Banks)*	02/12/20	$3,731,565
77,826	Axis Bank Ltd. (Issuer JPMorgan Chase Bank, NA) (Banks)*(a)	10/08/14	2,583,780
297,018	IndusInd Bank Ltd. (Issuer JPMorgan Chase Bank, NA) (Banks)*(a)	12/15/14	1,767,882
532,969	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)*	03/11/13	1,863,037
281,446	Opto Circuits India Ltd. (Issuer UBS AG) (Health Care Equipment & Services)*	09/10/12	1,827,743
588,425	Usha Martin Ltd. (Issuer UBS AG) (Materials)	01/22/13	1,153,096

TOTAL EQUITY LINKED NOTES
(Cost $9,326,734)			$12,927,103

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Rate	Value

Short-term Investment(b) – 2.6%

JPMorgan U.S. Government Money Market Fund – Capital Shares
20,891,748	0.100%	$20,891,748
(Cost $20,891,748)

TOTAL INVESTMENTS – 99.3%
(Cost $628,718,008)		$806,370,688

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		5,479,841

NET ASSETS – 100.0%		$811,850,529

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,065,817, which represents approximately 1.6% of net assets as of October 31, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

Investment Abbreviations:
ADR	—	American Depositary Receipt
ADS	—	American Depositary Shares
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2010, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

SGX S&P CNX Nifty Index	774	November 2010	$9,349,920	$(44,996)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments
October 31, 2010

Shares	Description	Value

Common Stocks – 99.2%

Argentina – 0.3%
66,015	Telecom Argentina SA ADR (Telecommunication Services)	$1,573,798

Brazil – 17.3%
196,500	All America Latina Logistica SA (Transportation)	1,858,331
253,500	Amil Participacoes SA (Insurance)	2,579,280
194,244	Anhanguera Educacional Participacoes SA Preference Shares (Consumer Services)	3,792,802
249,544	Banco do Brasil SA (Banks)	4,831,494
268,423	Braskem SA Preference A Shares (Materials)*	2,731,117
332,300	BRF — Brasil Foods SA (Food, Beverage & Tobacco)	4,796,002
300,700	Cosan Ltd. Class A (Food, Beverage & Tobacco)	3,954,205
425,100	Diagnosticos da America SA (Health Care Equipment & Services)	5,162,804
433,489	Duratex SA (Materials)	4,996,991
173,948	Fibria Celulose SA ADR (Materials)*	3,124,106
364,691	Gafisa SA (Consumer Durables & Apparel)	3,004,953
296,149	Gerdau SA (Materials)	3,803,972
65,905	Gerdau SA ADR Preference Shares (Materials)	859,401
316,325	Itau Unibanco Holding SA ADR Preference Shares (Banks)	7,768,942
70,818	Itau Unibanco Holding SA ADS Restricted Preference Shares (Banks)*(a)	1,711,827
225,000	Itausa — Investimentos Itau SA Preference Shares (Banks)	1,761,307
72,200	Lojas Renner SA (Retailing)	2,864,560
255,095	Mills Estruturas e Servicos de Engenharia SA (Capital Goods)*	3,083,104
4,738	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	110,041
368,344	PDG Realty SA Empreendimentos e Participacoes (Consumer Durables & Apparel)	4,560,161
460,093	Petroleo Brasileiro SA ADR Preference A Shares (Energy)	14,350,301
236,327	Vale SA ADR (Materials)	7,595,550
165,007	Vale SA ADR Preference A Shares (Materials)	4,740,651
274,652	Vale SA Preference A Shares (Materials)	7,713,129

		101,755,031

China – 11.9%
3,112,000	Air China Ltd. Class H (Transportation)*	4,196,734
13,456,000	Bank of China Ltd. Class H (Banks)	8,082,105
2,996,000	China Automation Group Ltd. Class H (Capital Goods)	2,351,073
3,670,000	China BlueChemical Ltd. Class H (Materials)	2,908,282
10,092,000	China Construction Bank Corp. Class H (Banks)	9,647,987
2,312,000	China Life Insurance Co. Ltd. Class H (Insurance)	10,164,214
591,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	2,306,527
953,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	2,540,842
10,589,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	8,554,785
5,504,000	PetroChina Co. Ltd. Class H (Energy)	6,775,064
348,000	Weichai Power Co. Ltd. Class H (Capital Goods)	4,591,834
1,606,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	4,646,589
828,800	ZTE Corp. Class H (Technology Hardware & Equipment)	3,094,118

		69,860,154

Egypt – 0.5%
408,266	Commercial International Bank (Banks)	3,053,450

Hong Kong – 7.4%
2,418,000	Belle International Holdings Ltd. (Retailing)	4,379,622
813,000	China Agri-Industries Holdings Ltd. (Food, Beverage & Tobacco)	1,188,121
1,109,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	3,177,468
804,500	China Mobile Ltd. (Telecommunication Services)	8,215,807
4,378,000	China Resources Cement Holdings Ltd. (Materials)*	3,100,594
1,854,000	China Resources Land Ltd. (Real Estate)	3,664,108
4,103,000	CNOOC Ltd. (Energy)	8,565,907
1,394,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	2,523,649
3,108,500	KWG Property Holding Ltd. (Real Estate)	2,470,130
1,240,000	Minth Group Ltd. (Automobiles & Components)	2,320,118
2,455,000	Nine Dragons Paper Holdings Ltd. (Materials)	3,971,969

		43,577,493

Hungary – 0.9%
174,331	OTP Bank PLC (Banks)*	5,177,274

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

India – 6.8%
14,078	Asian Paints Ltd. (Materials)	$853,582
9,054	Axis Bank Ltd. (Banks)	300,589
178,908	Crompton Greaves Ltd. (Capital Goods)	1,283,297
123,377	DB Corp. Ltd. (Media)	767,113
156,311	Dhanalakshmi Bank Ltd. (Banks)	656,773
54,344	Educomp Solutions Ltd. (Consumer Services)	676,811
123,641	Engineers India Ltd. (Capital Goods)	964,880
73,004	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	557,780
15,831	Grasim Industries Ltd. (Materials)	835,272
735,893	GVK Power & Infrastructure Ltd. (Utilities)*	706,497
161,653	HCL Technologies Ltd. (Software & Services)	1,473,648
479,656	Hindustan Construction Co. Ltd. (Capital Goods)	662,201
77,330	ICICI Bank Ltd. (Banks)	2,036,026
203,065	Indiabulls Financial Services Ltd. (Diversified Financials)	1,011,772
401,194	Indiabulls Real Estate Ltd. (Real Estate)*	1,733,135
264,982	Indian Hotels Co. Ltd. (Consumer Services)	598,458
37,858	IndusInd Bank Ltd. (Banks)	225,338
93,610	Infosys Technologies Ltd. (Software & Services)	6,277,499
481,407	Jaiprakash Associates Ltd. (Capital Goods)	1,307,415
65,465	Kotak Mahindra Bank Ltd. (Diversified Financials)	685,314
536,240	Lanco Infratech Ltd. (Capital Goods)*	771,245
46,720	Larsen & Toubro Ltd. (Capital Goods)	2,135,591
46,360	Mahindra Holidays & Resorts India Ltd. (Consumer Services)	429,890
6,601	Opto Circuits India Ltd. (Health Care Equipment & Services)	42,868
116,183	Oriental Bank of Commerce (Banks)	1,306,665
51,352	SKS Microfinance Ltd. (Diversified Financials)*	1,188,003
24,472	State Bank of India (Banks)	1,741,298
120,977	Sterlite Industries (India) Ltd. (Materials)	463,028
25,693	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,221,352
179,477	Tata Motors Ltd. Class A (Capital Goods)	3,402,537
86,667	Tata Steel Ltd. (Materials)	1,151,617
35,972	United Spirits Ltd. (Food, Beverage & Tobacco)	1,213,334
14,000	Usha Martin Ltd. (Materials)	27,435
139,419	Yes Bank Ltd. (Banks)	1,131,435

		39,839,698

Indonesia – 2.1%
9,255,500	PT Bank Negara Indonesia (Persero) Tbk (Banks)	4,046,812
938,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	5,018,408
1,557,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	3,196,878

		12,262,098

Malaysia – 2.6%
1,870,300	Genting Malaysia Berhad (Consumer Services)	6,287,554
307,300	Malaysia Marine and Heavy Engineering Sdn Berhad (Energy)*	445,420
2,680,000	PLUS Expressways Berhad (Transportation)	3,794,160
1,695,800	Tenaga Nasional Berhad (Utilities)	4,804,548

		15,331,682

Mexico – 4.9%
202,900	America Movil SAB de CV Series L ADR (Telecommunication Services)	11,618,054
1,544,532	Corp. Moctezuma SAB de CV (Materials)	3,971,403
720,400	Grupo Financiero Banorte SAB de CV Class O (Banks)	3,082,178
200,300	Grupo Televisa SA ADR (Media)	4,496,735
2,059,418	Wal-Mart de Mexico SAB de CV Series V (Food & Staples Retailing)	5,637,215

		28,805,585

Poland – 1.5%
320,430	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	5,055,418
603,001	Telekomunikacja Polska SA (Telecommunication Services)	3,839,707

		8,895,125

Qatar – 1.0%
126,568	Commercial Bank of Qatar (Banks)	2,858,224
67,623	Qatar National Bank SAQ (Banks)	3,045,151

		5,903,375

Russia – 6.9%
142,400	Eurasia Drilling Co. Ltd. GDR (Energy)	3,631,200
102,305	Evraz Group SA GDR (Materials)*	3,103,727

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
October 31, 2010

Shares	Description	Value

Common Stocks – (continued)
Russia – (continued)

127,358	MMC Norilsk Nickel ADR (Materials)	$2,370,170
168,419	OAO Gazprom ADR (Energy)	3,687,541
95,853	OAO Lukoil ADR (Energy)	5,353,390
1,017,140	OAO Rosneft Oil Co. GDR (Energy)*	7,077,397
216,959	OJSC LSR Group GDR (Materials)*	1,843,037
2,941,015	Sberbank RF (Banks)	9,653,568
99,156	X 5 Retail Group NV GDR (Food & Staples Retailing)*	4,160,455

		40,880,485

South Africa – 7.8%
662,013	African Bank Investments Ltd. (Diversified Financials)	3,393,069
111,800	AngloGold Ashanti Ltd. ADR (Materials)	5,266,898
233,637	Impala Platinum Holdings Ltd. (Materials)	6,596,071
348,159	JD Group Ltd. (Retailing)	2,446,615
526,900	MTN Group Ltd. (Telecommunication Services)	9,478,908
121,690	Naspers Ltd. N Shares (Media)	6,382,921
651,185	Sappi Ltd. (Materials)*	3,223,755
142,164	Sasol Ltd. (Energy)	6,401,974
183,507	Standard Bank Group Ltd. (Banks)	2,700,448

		45,890,659

South Korea – 14.1%
87,234	Celltrion, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*	1,932,782
235,210	Daesang Corp. (Food, Beverage & Tobacco)*	1,730,420
93,670	Daewoo International Corp. (Capital Goods)	2,920,777
19,906	Doosan Corp. (Capital Goods)	2,685,806
58,156	Eo Technics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,663,181
21,680	Fila Korea Ltd. (Consumer Durables & Apparel)*	1,504,739
9,693	Glovis Co. Ltd. (Transportation)	1,374,373
2,280	GS Home Shopping, Inc. (Retailing)	235,769
88,740	Huchems Fine Chemical Corp. (Materials)	1,700,778
62,000	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)*	1,276,892
100,750	Hyundai Development Co. (Capital Goods)	2,833,533
12,640	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	4,123,164
92,390	Jusung Engineering Co. Ltd. (Semiconductors & Semiconductor Equipment)*	1,620,924
206,260	Kia Motors Corp. (Automobiles & Components)	8,252,768
332,780	Korea Exchange Bank (Banks)	3,966,924
48,250	Lock&Lock Co. Ltd. (Materials)	1,596,679
5,440	Lotte Shopping Co. Ltd. (Retailing)	2,228,632
18,330	Mando Corp. (Automobiles & Components)*	2,122,656
78,311	Neowiz Games Corp. (Software & Services)*	3,479,133
11,329	POSCO (Materials)	4,675,796
30,694	POSCO CHEMTECH Co. Ltd. (Materials)	3,712,762
45,110	Samsung C&T Corp. (Capital Goods)	2,649,196
20,905	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	10,272,411
37,248	Samsung Fine Chemicals Co. Ltd. (Materials)	2,212,234
10,715	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	1,837,545
25,163	Samsung Techwin Co. Ltd. (Capital Goods)	2,352,343
634,819	SK Broadband Co. Ltd. (Telecommunication Services)*	3,182,712
389,910	Woori Finance Holdings Co. Ltd. (Banks)	4,916,526

		83,061,455

Taiwan – 11.3%
3,405,371	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	2,963,328
403,000	Asustek Computer, Inc. (Technology Hardware & Equipment)	3,270,313
2,583,000	Cathay Financial Holding Co. Ltd. (Insurance)	3,948,282
6,540,880	Chinatrust Financial Holding Co. Ltd. (Banks)	4,083,396
1,405,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)*	2,186,448
2,098,000	Eva Airways Corp. (Transportation)*	2,120,431
2,144,175	Far Eastern Department Stores Co. Ltd. (Retailing)	2,661,211
2,467,665	Far Eastern New Century Corp. (Capital Goods)	3,549,197
1,748,000	Formosa Plastics Corp. (Materials)	5,008,366
2,299,933	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	8,698,432

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)

308,973	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	$3,886,986
654,000	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	2,671,205
1,815,990	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	2,726,142
961,000	Taiwan Fertilizer Co. Ltd. (Materials)	3,276,766
4,515,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	9,290,583
4,000	TPK Holding Co. Ltd. (Technology Hardware & Equipment)*	65,967
756,060	Tripod Technology Corp. (Technology Hardware & Equipment)	2,900,991
5,082,000	Yuanta Financial Holding Co. Ltd. (Diversified Financials)	3,191,446

		66,499,490

Thailand – 0.5%
110,150	Banpu PCL (Energy)	2,851,822

Turkey – 1.4%
828,929	Turkiye Garanti Bankasi AS (Banks)	5,003,814
1,144,300	Turkiye Vakiflar Bankasi TAO Class D (Banks)	3,632,383

		8,636,197

TOTAL COMMON STOCKS
(Cost $429,921,650)		$583,854,871

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes – 1.0%

India – 1.0%
245,420	IndusInd Bank Ltd. (Issuer Deutsche Bank AG) (Banks)*	02/12/20	$1,460,766
43,805	Axis Bank Ltd. (Issuer JPMorgan Chase Bank, NA) (Banks)*(a)	10/08/14	1,454,302
99,960	IndusInd Bank Ltd. (Issuer JPMorgan Chase Bank, NA) (Banks)*(a)	12/15/14	594,972
236,031	Exide Industries Ltd. (Issuer UBS AG) (Automobiles & Components)*	03/11/13	825,066
129,957	Opto Circuits India Ltd. (Issuer UBS AG) (Health Care Equipment & Services)*	09/10/12	843,956
276,323	Usha Martin Ltd. (Issuer UBS AG) (Materials)	01/22/13	541,491

TOTAL EQUITY LINKED NOTES
(Cost $4,123,406)			$5,720,553

Shares	Rate	Value

Short-term Investment(b) – 0.8%

JPMorgan U.S. Government Money Market Fund – Capital Shares
4,794,370	0.100%	$4,794,370
(Cost $4,794,370)

TOTAL INVESTMENTS – 101.0%
(Cost $438,839,426)		$594,369,794

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(5,742,264)

NET ASSETS – 100.0%		$588,627,530

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,761,101, which represents approximately 0.6% of net assets as of October 31, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

Investment Abbreviations:
ADR	—	American Depositary Receipt
ADS	—	American Depositary Shares
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2010

	Asia		Emerging Markets
	Equity Fund	BRIC Fund	Equity Fund

Assets:

Investments in securities, at value (identified cost $61,047,862, $628,718,008 and $438,839,426, respectively)	$78,770,013	$806,370,688	$594,369,794
Cash(a)	2,000	367,650	—
Foreign currencies, at value (identified cost $121,449, $311,839 and $3,323,048, respectively)	121,575	317,238	3,516,717
Receivables:
Investment securities sold, at value	250,898	3,570,501	10,203,445
Reimbursement from investment adviser	53,513	—	—
Fund shares sold	28,056	3,320,243	2,691,573
Dividends, at value	6,475	917,756	551,025
Foreign tax reclaims, at value	—	192,413	925,100
Other assets	11,219	1,090	9,517

Total assets	79,243,749	815,057,579	612,267,171

Liabilities:

Payables:
Investment securities purchased, at value	102,779	—	5,518,749
Amounts owed to affiliates	91,853	1,228,839	700,255
Fund shares redeemed	36,972	1,417,997	16,775,919
Foreign capital gains taxes, at value	17,288	—	22,285
Due to broker — variation margin, at value	—	17,415	—
Accrued expenses	284,949	542,799	622,433

Total liabilities	533,841	3,207,050	23,639,641

Net Assets:

Paid-in capital	91,134,261	884,576,399	998,356,786
Accumulated undistributed net investment income	721,620	—	2,686,692
Accumulated net realized loss from investment, futures and foreign currency related transactions	(30,845,274)	(250,321,720)	(568,016,159)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	17,699,301	177,595,850	155,600,211

NET ASSETS	$78,709,908	$811,850,529	$588,627,530

Net Assets:
Class A	$47,237,639	$474,511,738	$68,117,628
Class B	1,621,821	—	10,334,969
Class C	4,986,050	178,403,598	23,226,250
Institutional	24,864,398	158,912,014	472,993,997
Service	—	—	13,953,533
Class IR	—	23,179	1,153

Total Net Assets	$78,709,908	$811,850,529	$588,627,530

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,468,633	30,078,778	4,158,309
Class B	88,706	—	684,925
Class C	275,185	11,687,813	1,528,045
Institutional	1,235,748	9,906,222	27,064,269
Service	—	—	874,578
Class IR	—	1,432	66

Net asset value, offering and redemption price per share:(b)
Class A	$19.14	$15.78	$16.38
Class B	18.28	—	15.09
Class C	18.12	15.26	15.20
Institutional	20.12	16.04	17.48
Service	—	—	15.95
Class IR	—	16.19	17.56

(a)	Represents restricted cash relating to initial margin requirements and collateral on futures transactions for the Asia Equity and BRIC Funds, respectively.

(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Asia Equity, BRIC and Emerging Markets Equity Funds is $20.25, $16.70 and $17.33, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2010

	Asia Equity		Emerging Markets
	Fund	BRIC Fund	Equity Fund

Investment income:

Dividends (net of foreign taxes withheld of $155,020, $475,419 and $887,432, respectively)	$1,456,546	$11,526,471	$10,493,480
Interest	5,285	—	9,419
Securities lending income — affiliated issuer	—	28,877	9,882

Total investment income	1,461,831	11,555,348	10,512,781

Expenses:

Management fees	726,940	8,841,086	6,618,201
Custody and accounting fees	349,578	718,619	1,068,667
Distribution and Service fees(a)	175,244	2,710,594	537,614
Transfer Agent fees(a)	105,193	1,160,004	402,727
Professional fees	99,676	103,462	104,223
Printing and mailing costs	62,370	283,506	151,683
Registration fees	60,773	70,076	94,095
Trustee fees	14,237	15,193	14,945
Service Share fees — Service Plan	—	—	30,784
Service Share fees — Shareholder Administration Plan	—	—	30,784
Other	54,597	31,657	61,900

Total expenses	1,648,608	13,934,197	9,115,623

Less — expense reductions	(521,975)	(204,035)	—

Net expenses	1,126,633	13,730,162	9,115,623

NET INVESTMENT INCOME (LOSS)	335,198	(2,174,814)	1,397,158

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	10,476,321	60,078,264	127,578,692
Securities lending reinvestment vehicle transactions — affiliated issuer	—	259,610	52,786
Futures transactions	8,883	929,654	68,663
Foreign currency related transactions	(42,081)	(1,689,249)	(1,616,641)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (includes the effects of an increase (decrease) on the foreign capital gains tax liability of $10,438, $0 and $(36,460), respectively)	5,823,803	61,267,496	(2,532,129)
Securities lending reinvestment vehicle — affiliated issuer	—	(190,820)	(40,978)
Futures	7,568	97,103	56,035
Translation of asset and liabilities denominated in foreign currencies	735	34,290	216,280

Net realized and unrealized gain from investment, futures and foreign currency related transactions	16,275,229	120,786,348	123,782,708

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,610,427	$118,611,534	$125,179,866

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR(b)
Asia Equity	$110,730	$16,856	$47,658	$84,155	$3,203	$9,055	$8,780	$—	$—
BRIC	1,069,721	—	1,640,873	812,993	—	311,767	35,243	—	1
Emerging Markets Equity	225,308	103,780	208,526	171,332	19,723	39,629	167,116	4,927	—

(b)	Commenced operations August 31, 2010 for BRIC and Emerging Markets Equity Funds.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the		For the
	Fiscal Year Ended		Fiscal Year Ended
	October 31, 2010		October 31, 2009

From operations:

Net investment income (loss)	$335,198		$587,447
Net realized gain (loss) from investment, futures and foreign currency related transactions	10,443,123		(30,119,855)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	5,832,106		53,244,946

Net increase in net assets resulting from operations	16,610,427		23,712,538

Distributions to shareholders:

From net investment income
Class A Shares	(455,250)		(727,529)
Class B Shares	(11,308)		(2,472)
Class C Shares	(33,267)		(4,751)
Institutional Shares	(272,946)		(522,070)
Service Shares	—		—
From net realized gains
Class A Shares	—		(51,124)
Class B Shares	—		(1,881)
Class C Shares	—		(3,580)
Institutional Shares	—		(22,756)
Service Shares	—		—

Total distributions to shareholders	(772,771)		(1,336,163)

From capital transactions:

Proceeds from sales of shares	7,569,563		9,066,652
Reinvestment of distributions	689,271		1,212,134
Cost of shares redeemed	(15,761,128	)(a)	(22,002,584	)(b)

Net increase (decrease) in net assets resulting from share transactions	(7,502,294)		(11,723,798)

Increase from regulatory settlements	—		386,771

Net increase (decrease) in net assets resulting from capital transactions	(7,502,294)		(11,337,027)

TOTAL INCREASE (DECREASE)	8,335,362		11,039,348

Net assets:

Beginning of year	70,374,546		59,335,198

End of year	$78,709,908		$70,374,546

Accumulated undistributed (distributions in excess of) net investment income	$721,620		$719,449

(a)	Net of $1,495, $43,649 and $12,315 of redemption fees remitted to the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.
(b)	Net of $938, $64,798 and $51,928 of redemption fees remitted to the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

BRIC Fund				Emerging Markets Equity Fund
For the		For the		For the		For the
Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
October 31, 2010		October 31, 2009		October 31, 2010		October 31, 2009

$(2,174,814)		$35,291		$1,397,158		$9,314,128
59,578,279		(167,923,963)		126,083,500		(462,225,277)
61,208,069		359,110,754		(2,300,792)		668,529,073

118,611,534		191,222,082		125,179,866		215,617,924

—		—		—		(4,136,346)
—		—		—		(95,460)
—		—		—		(81,157)
—		—		(448,535)		(9,963,429)
—		—		—		(98,817)

—		—		—		(49,878,530)
—		—		—		(2,093,953)
—		—		—		(2,814,381)
—		—		—		(80,677,212)
—		—		—		(1,041,794)

—		—		(448,535)		(150,881,079)

415,471,533		223,888,073		369,045,646		202,840,329
—		—		398,304		133,524,230
(262,012,567	)(a)	(150,249,446	)(b)	(547,473,216	)(a)	(568,132,578	)(b)

153,458,966		73,638,627		(178,029,266)		(231,768,019)

—		—		—		18,397

153,458,966		73,638,627		(178,029,266)		(231,749,622)

272,070,500		264,860,709		(53,297,935)		(167,012,777)

539,780,029		274,919,320		641,925,465		808,938,242

$811,850,529		$539,780,029		$588,627,530		$641,925,465

$—		$(274,432)		$2,686,692		$365,848

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements
October 31, 2010

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-Diversified

Asia Equity	A, B, C and Institutional	Diversified

BRIC	A, C, Institutional and IR	Non-diversified

Emerging Markets Equity	A, B, C, Institutional, Service and IR	Diversified

*	Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.
Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service and Class IR Shares are not subject to a sales charge. Class IR Shares of the BRIC and Emerging Markets Equity Funds commenced operations on August 31, 2010.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAMI

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Redemption Fees — Prior to October 1, 2010, all classes of the Funds charged a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds used a first-in first-out method so that shares held longest were treated as being redeemed first and shares held shortest were treated as being redeemed last. Redemption fees were reimbursed to a Fund and were reflected as a reduction in share redemptions. Redemption fees were credited to Paid-in capital and were allocated to each share class of a Fund on a pro-rata basis at the time of payment. Effective October 1, 2010, the redemption fee for each Fund was eliminated.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency related transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Equity Linked Notes — The Funds may invest in equity linked notes whose values are based on the price movements of a reference security or index. The value of these equity linked notes will rise and fall in response to changes in the reference security or index. On the maturity date of each equity linked note, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Interim payments received are recorded as dividend income and are reported under Investment Income on the Statements of Operations.
Equity linked notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Equity linked notes are also subject to the risks that the issuer of the equity linked notes may fail to perform its contractual obligations.

H. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of October 31, 2010:

Asia Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$169,654	$77,142,733	(a)	$—
Short-term Investment	1,457,626	—		—

Total	$1,627,280	$77,142,733		$—

Liabilities
Derivatives	$(1,296)	$—		$—

BRIC	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$261,035,860	$524,443,080	(a)	$—
Short-term Investment	20,891,748	—		—

Total	$281,927,608	$524,443,080		$—

Liabilities
Derivatives	$(44,996)	$—		$—

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

3. FAIR VALUE OF INVESTMENTS (continued)

Emerging Markets Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$124,173,949	$465,401,475	(a)	$—
Short-term Investment	4,794,370	—		—

Total	$128,968,319	$465,401,475		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended October 31, 2010, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%

BRIC	1.30	1.30	1.17	1.11	1.09	1.30	1.27	*

Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.20

*	GSAMI agreed to waive a portion of its management fee in order to achieve the effective net management rate above, through at least August 31, 2011, and prior to such date GSAMI may not terminate the arrangement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended October 31, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Asia Equity	$5,500	$—	$—

BRIC	273,900	N/A	500

Emerging Markets Equity	43,100	—	—	*

*	Amount rounds to less than $100.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C and Class IR Shares and 0.04% of average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, BRIC and Emerging Markets Equity Funds are 0.164%, 0.264% and 0.354%, respectively. These Other Expense reimbursements will remain in place through at least August 31, 2011 (February 28, 2011 for the Asia Equity Fund), and prior to such date GSAMI may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended October 31, 2010, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Management	Other	Total
	Fee	Expense	Expense
Fund	Waiver	Reimbursements	Reductions

Asia Equity	$—	$522	$522

BRIC	204	—	204

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution and	Transfer	Over
	Management	Service	Agent	Reimbursement of
Fund	Fees	Fees	Fees	Other Expenses	Total

Asia Equity	$67	$15	$10	$—	$92

BRIC	868	251	110	—	1,229

Emerging Markets Equity	609	49	33	9	700

G. Line of Credit Facility — As of October 31, 2010, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2010, the Funds did not have any borrowings under the facility. Prior to May 11, 2010, the amount available through the facility was $660,000,000.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2010, Goldman Sachs earned approximately $1,400 and $1,200 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Asia Equity and Emerging Markets Equity Funds, respectively.
As of October 31, 2010, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 11% of the total outstanding shares of the Emerging Markets Equity Fund.
As of October 31, 2010, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 5% and 100% of the Class IR Shares of the BRIC and Emerging Markets Equity Funds, respectively.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the gross value of the Funds’ derivative contracts for trading activities as of October 31, 2010. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

		Statements of Assets and
Fund	Risk	Liabilities Location	Liabilities(a)

Asia Equity	Equity	Due to broker—variation margin, at value	$(1,296)

BRIC	Equity	Due to broker—variation margin, at value	(44,996)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to derivative activities and their indicative volumes for the fiscal year ended October 31, 2010. These gains (losses) should be considered in the context that these contracts may have been executed to economically hedge securities and accordingly, gains (losses) on such contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

				Net
		Statements of	Net	Change in	Average
		Operations	Realized	Unrealized	Number of
Fund	Risk	Location	Gain (Loss)	Gain (Loss)	Contracts(a)

Asia Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$8,883	$7,568	6

BRIC	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	929,654	97,103	325

Emerging Markets Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	68,663	56,035	15

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2010.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2010, were as follows:

		Sales and
Fund	Purchases	Maturities

Asia Equity	$60,688,882	$68,510,980

BRIC	707,457,822	571,323,166

Emerging Markets Equity	787,671,897	951,036,197

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Funds are no longer participating in the securities lending program.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2010, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended
	October 31, 2010
	Earnings of GSAL	Amounts Received
	Relating to	by the Funds from
Fund	Securities Loaned	Lending to Goldman Sachs

BRIC	$3,169	$679

Emerging Markets Equity	1,082	505

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended October 31, 2010 (in thousands):

	Number of			Number of
	Shares Held	Shares	Shares	Shares Held	Value at
Fund	Beginning of Year	Bought	Sold	End of Year	End of Year

BRIC	64,680	176,289	(240,969)	—	$—

Emerging Markets Equity	28,158	53,804	(81,962)	—	—

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

			Emerging
	Asia		Markets
	Equity	BRIC	Equity

Distributions paid from:
Ordinary income	$772,771	$—	$448,535

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

			Emerging
	Asia		Markets
	Equity	BRIC	Equity

Distributions paid from:
Ordinary income	$1,336,163	$—	$47,681,820
Net long-term capital gains	—	—	103,199,259

Total taxable distributions	$1,336,163	$—	$150,881,079

As of October 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

			Emerging
	Asia		Markets
	Equity	BRIC	Equity

Undistributed ordinary income — net	$922,628	$—	$2,687,955

Capital loss carryforward[1]
Expiring 2016	$(791,827)	$(79,851,917)	$(105,065,780)
Expiring 2017	(28,795,393)	(151,677,917)	(445,745,035)

Total capital loss carryforward	$(29,587,220)	$(231,529,834)	$(550,810,815)

Unrealized gains — net	16,240,239	158,803,964	138,393,604

Total accumulated losses — net	$(12,424,353)	$(72,725,870)	$(409,729,256)

[1]	Expiration occurs on October 31 of the year indicated. The Asia Equity, BRIC and Emerging Markets Equity Funds utilized $9,278,027, $45,786,296 and $90,616,547, respectively, of capital losses in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

8. TAX INFORMATION (continued)

As of October 31, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

			Emerging
	Asia		Markets
	Equity	BRIC	Equity

Tax cost	$62,506,924	$647,509,894	$456,044,769

Gross unrealized gain	19,854,350	165,263,480	141,833,257
Gross unrealized loss	(3,591,261)	(6,402,686)	(3,508,232)

Net unrealized security gain	$16,263,089	$158,860,794	$138,325,025

Net unrealized gain (loss) on other investments	(22,850)	(56,830)	68,579

Net unrealized gain	$16,240,239	$158,803,964	$138,393,604

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from net operating losses and differences in the tax treatment of foreign currency transactions, passive foreign investment company investments, regulatory settlements and foreign taxes on realized capital gains.

			Accumulated
		Accumulated net	undistributed net
Fund	Paid-in capital	realized gain (loss)	investment income

Asia Equity	$(109,138)	$(330,606)	$439,744

BRIC	(340,780)	(2,108,466)	2,449,246

Emerging Markets Equity	(68,839)	(1,303,382)	1,372,221

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

9. OTHER RISKS (continued)

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Geographic Risk — The Asia Equity Fund invests primarily in equity investments in Asian issuers. The BRIC Fund invests primarily in equity investments in the BRIC countries (Brazil, Russia, India and China). Concentration of the investments of these Funds in issuers located in a particular country or region will subject the Funds, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The BRIC Fund is non-diversified and is permitted to invest more of its assets in fewer issuers than a “diversified” mutual fund. Thus, the Fund may be subject to greater risks than a fund that invests in a greater number of issuers.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

11. OTHER MATTERS

Regulatory Settlements — The Asia Equity and Emerging Markets Equity Funds received payments of $386,771 and $18,397, respectively, relating to certain regulatory settlements that the Funds had participated in. These payments have been included as an increase to Capital Transactions on the Statements of Changes in Net Assets during the fiscal year ended October 31, 2009.

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	234,205	$3,984,187	416,682	$5,255,749
Reinvestment of distributions	25,068	411,627	72,848	719,740
Shares converted from Class B(a)	5,857	95,620	5,340	59,097
Shares redeemed	(644,976)	(10,698,224)	(1,312,103)	(14,119,356)

	(379,846)	(6,206,790)	(817,233)	(8,084,770)

Class B Shares
Shares sold	6,906	117,390	33,692	446,762
Reinvestment of distributions	563	8,897	390	3,717
Shares converted to Class A(a)	(6,107)	(95,620)	(5,545)	(59,097)
Shares redeemed	(35,110)	(557,146)	(33,233)	(333,968)

	(33,748)	(526,479)	(4,696)	57,414

Class C Shares
Shares sold	78,546	1,230,954	126,907	1,480,232
Reinvestment of distributions	1,442	22,569	649	6,143
Shares redeemed	(89,025)	(1,415,104)	(79,480)	(860,848)

	(9,037)	(161,581)	48,076	625,527

Institutional Shares
Shares sold	121,244	2,237,032	148,716	1,883,909
Reinvestment of distributions	14,305	246,178	46,667	482,534
Shares redeemed	(173,193)	(3,090,654)	(678,483)	(6,688,412)

	(37,644)	(607,444)	(483,100)	(4,321,969)

NET DECREASE	(460,275)	$(7,502,294)	(1,256,953)	$(11,723,798)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2010

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	BRIC Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	15,571,069	$223,354,731	14,302,238	$152,330,041
Shares redeemed	(13,538,399)	(185,286,370)	(10,481,827)	(89,656,685)

	2,032,670	38,068,361	3,820,411	62,673,356

Class C Shares
Shares sold	3,734,458	52,060,932	3,481,812	35,999,753
Shares redeemed	(3,120,529)	(42,809,174)	(3,124,412)	(25,649,684)

	613,929	9,251,758	357,400	10,350,069

Institutional Shares
Shares sold	10,018,570	140,032,557	3,320,294	35,558,279
Shares redeemed	(2,390,647)	(33,917,001)	(3,463,160)	(34,943,077)

	7,627,923	106,115,556	(142,866)	615,202

Class IR Shares(a)
Shares sold	1,434	23,313	—	—
Shares redeemed	(2)	(22)	—	—

	1,432	23,291	—	—

NET INCREASE	10,275,954	$153,458,966	4,034,945	$73,638,627

(a)	Commenced operations on August 31, 2010.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2010		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,648,140	$38,795,195	8,485,767	$88,444,282
Reinvestment of distributions	—	—	6,306,463	51,397,671
Shares converted from Class B(a)	10,878	157,467	27,244	308,857
Shares redeemed	(17,702,151)	(261,548,216)	(17,601,017)	(174,094,753)

	(15,043,133)	(222,595,554)	(2,781,543)	(33,943,943)

Class B Shares
Shares sold	68,570	934,997	206,939	2,196,261
Reinvestment of distributions	—	—	254,619	1,940,196
Shares converted to Class A(a)	(11,768)	(157,467)	(29,263)	(308,857)
Shares redeemed	(206,220)	(2,765,935)	(298,734)	(2,699,811)

	(149,418)	(1,988,405)	133,561	1,127,789

Class C Shares
Shares sold	508,043	6,941,619	580,713	5,819,345
Reinvestment of distributions	—	—	269,356	2,065,957
Shares redeemed	(391,473)	(5,347,721)	(465,745)	(4,377,973)

	116,570	1,593,898	384,324	3,507,329

Institutional Shares
Shares sold	20,229,794	315,453,930	8,988,116	100,708,806
Reinvestment of distributions	25,898	398,304	8,910,760	76,988,967
Shares redeemed	(17,602,265)	(272,167,560)	(34,961,678)	(384,472,822)

	2,653,427	43,684,674	(17,062,802)	(206,775,049)

Service Shares
Shares sold	486,239	6,918,895	560,188	5,671,635
Reinvestment of distributions	—	—	142,319	1,131,439
Shares redeemed	(400,154)	(5,643,774)	(227,668)	(2,487,219)

	86,085	1,275,121	474,839	4,315,855

Class IR Shares(b)
Shares sold	66	1,010	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	(10)	—	—

	66	1,000	—	—

NET DECREASE	(12,336,403)	$(178,029,266)	(18,851,621)	$(231,768,019)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
	Net asset	investment operations				shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$15.39	$0.07	(c)	$3.84	$3.91	$(0.16)	$—	$(0.16)
2010 - B	14.75	(0.06	)(c)	3.68	3.62	(0.09)	—	(0.09)
2010 - C	14.64	(0.05	)(c)	3.64	3.59	(0.11)	—	(0.11)
2010 - Institutional	16.16	0.14	(c)	4.03	4.17	(0.21)	—	(0.21)

2009 - A	10.11	0.12		5.32	5.44	(0.22)	(0.02)	(0.24)
2009 - B	9.58	0.02		5.11	5.13	(0.02)	(0.02)	(0.04)
2009 - C	9.51	0.02		5.07	5.09	(0.02)	(0.02)	(0.04)
2009 - Institutional	10.70	0.17		5.59	5.76	(0.36)	(0.02)	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	16.87	0.02		(6.78)	(6.76)	—	—	—
2008 - B	16.00	—	(f)	(6.42)	(6.42)	—	—	—
2008 - C	15.88	—	(f)	(6.37)	(6.37)	—	—	—
2008 - Institutional	17.84	0.03		(7.17)	(7.14)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	22.13	0.14		(4.35)	(4.21)	(0.15)	(0.93)	(1.08)
2008 - B	21.13	(0.02)		(4.14)	(4.16)	(0.07)	(0.93)	(1.00)
2008 - C	21.01	(0.04)		(4.09)	(4.13)	(0.10)	(0.93)	(1.03)
2008 - Institutional	23.31	0.22		(4.58)	(4.36)	(0.21)	(0.93)	(1.14)

2007 - A	15.60	0.08		6.53	6.61	(0.08)	—	(0.08)
2007 - B	14.94	(0.07)		6.26	6.19	—	—	—
2007 - C	14.85	(0.06)		6.22	6.16	—	—	—
2007 - Institutional	16.42	0.17		6.86	7.03	(0.14)	—	(0.14)

2006 - A	13.38	0.10		2.28	2.38	(0.16)	—	(0.16)
2006 - B	12.85	(0.05)		2.22	2.17	(0.08)	—	(0.08)
2006 - C	12.79	(0.01)		2.17	2.16	(0.10)	—	(0.10)
2006 - Institutional	14.05	0.15		2.40	2.55	(0.18)	—	(0.18)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.10% of average net assets.

(d)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional

For the Fiscal Year Ended October 31, 2009	55.33%	54.06%	54.16%	55.93%
For the Fiscal Year Ended August 31, 2008	(20.59)	(21.23)	(21.21)	(20.27)

(e)	Annualized.

(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

									Ratio of
Increase	Net asset			Net assets,	Ratio of		Ratio of		net investment
from	value,			end of	net expenses		total expenses		income (loss)		Portfolio
regulatory	end of	Total		period	to average		to average		to average		turnover
settlements	period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$—	$19.14	25.59%		$47,238	1.60%		2.32%		0.40	%(c)	85%
—	18.28	24.66		1,622	2.35		3.07		(0.38	)(c)	85
—	18.12	24.53		4,986	2.35		3.07		(0.32	)(c)	85
—	20.12	26.05		24,864	1.20		1.92		0.82	(c)	85

0.08	15.39	55.89	(d)	43,833	1.60		2.36		0.97		117
0.08	14.75	54.55	(d)	1,807	2.35		3.11		0.19		117
0.08	14.64	54.64	(d)	4,160	2.35		3.11		0.20		117
0.08	16.16	56.48	(d)	20,575	1.20		1.96		1.35		117

—	10.11	(40.07)		37,075	1.60	(e)	2.44	(e)	0.97	(e)	7
—	9.58	(40.13)		1,218	2.35	(e)	3.19	(e)	0.23	(e)	7
—	9.51	(40.11)		2,245	2.35	(e)	3.19	(e)	0.21	(e)	7
—	10.70	(40.02)		18,798	1.20	(e)	2.04	(e)	1.45	(e)	7

0.03	16.87	(20.36	)(d)	74,240	1.60		1.77		0.63		47
0.03	16.00	(21.00	)(d)	2,432	2.35		2.52		(0.10)		47
0.03	15.88	(20.98	)(d)	4,276	2.35		2.52		(0.18)		47
0.03	17.84	(20.04	)(d)	41,334	1.20		1.37		0.95		47

—	22.13	42.55		128,224	1.61		1.81		0.42		131
—	21.13	41.50		3,315	2.36		2.56		(0.38)		131
—	21.01	41.48		6,314	2.36		2.56		(0.32)		131
—	23.31	43.12		73,474	1.21		1.41		0.88		131

—	15.60	17.77		93,917	1.60		1.87		0.63		162
—	14.94	16.93		3,430	2.35		2.62		(0.36)		162
—	14.85	16.94		3,790	2.35		2.62		(0.06)		162
—	16.42	18.29		42,674	1.20		1.47		0.97		162

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$13.12	$(0.03	)(c)	$2.69	$2.66	$—	$—	$—
2010 - C	12.79	(0.13	)(c)	2.60	2.47	—	—	—
2010 - Institutional	13.29	0.05	(c)	2.70	2.75	—	—	—
2010 - IR (Commenced August 31, 2010)	14.12	(0.02	)(c)	2.09	2.07	—	—	—

2009 - A	7.39	0.02		5.71	5.73	—	—	—
2009 - C	7.26	(0.05)		5.58	5.53	—	—	—
2009 - Institutional	7.46	0.05		5.78	5.83	—	—	—

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	14.21	0.02		(6.84)	(6.82)	—	—	—
2008 - C	13.97	—	(e)	(6.71)	(6.71)	—	—	—
2008 - Institutional	14.32	0.03		(6.89)	(6.86)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	16.29	(0.03)		(1.11)	(1.14)	(0.01)	(0.93)	(0.94)
2008 - C	16.14	(0.15)		(1.09)	(1.24)	—	(0.93)	(0.93)
2008 - Institutional	16.37	0.04		(1.13)	(1.09)	(0.03)	(0.93)	(0.96)

2007 - A	10.45	(0.07)		5.93	5.86	—	(0.02)	(0.02)
2007 - C	10.43	(0.18)		5.91	5.73	—	(0.02)	(0.02)
2007 - Institutional	10.46	(0.01)		5.94	5.93	—	(0.02)	(0.02)

FOR THE PERIOD ENDED AUGUST 31,

2006 - A (Commenced June 30, 2006)	10.00	(0.03)		0.48	0.45	—	—	—
2006 - C (Commenced June 30, 2006)	10.00	(0.04)		0.47	0.43	—	—	—
2006 - Institutional (Commenced June 30, 2006)	10.00	(0.01)		0.47	0.46	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.11% of average net assets.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$15.78	20.27%	$474,512	1.89%		1.92%		(0.22	)%(c)	87%
15.26	19.31	178,404	2.64		2.67		(0.96	)(c)	87
16.04	20.69	158,912	1.49		1.52		0.36	(c)	87
16.19	14.66	23	1.64	(d)	1.67	(d)	(0.83	)(c)(d)	87

13.12	77.54	367,897	1.97		2.00		0.19		117
12.79	76.17	141,614	2.72		2.75		(0.54)		117
13.29	78.15	30,269	1.57		1.60		0.46		117

7.39	(47.99)	179,052	1.97	(d)	2.10	(d)	1.03	(d)	14
7.26	(48.03)	77,810	2.72	(d)	2.85	(d)	0.23	(d)	14
7.46	(47.91)	18,058	1.57	(d)	1.70	(d)	1.70	(d)	14

14.21	(8.49)	431,746	1.90		1.93		(0.14)		72
13.97	(9.18)	169,711	2.65		2.68		(0.88)		72
14.32	(8.17)	46,769	1.50		1.53		0.21		72

16.29	55.99	250,209	1.98		2.08		(0.52)		56
16.14	54.85	91,085	2.73		2.83		(1.26)		56
16.37	56.75	32,095	1.58		1.86		(0.09)		56

10.45	4.60	5,762	1.97	(d)	7.54	(d)	(1.48	)(d)	8
10.43	4.40	1,890	2.72	(d)	8.60	(d)	(2.19	)(d)	8
10.46	4.60	10,832	1.57	(d)	7.16	(d)	(0.41	)(d)	8

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2010 - A	$13.37	$(0.02	)(c)	$3.03	$3.01	$—	$—	$—
2010 - B	12.41	(0.10	)(c)	2.78	2.68	—	—	—
2010 - C	12.50	(0.10	)(c)	2.80	2.70	—	—	—
2010 - Institutional	14.22	0.07	(c)	3.20	3.27	(0.01)	—	(0.01)
2010 - Service	13.03	(0.01	)(c)	2.93	2.92	—	—	—
2010 - IR (Commenced August 31, 2010)	15.24	(0.01	)(c)	2.33	2.32	—	—	—

2009 - A	11.97	0.15		4.64	4.79	(0.26)	(3.13)	(3.39)
2009 - B	11.30	0.07		4.31	4.38	(0.14)	(3.13)	(3.27)
2009 - C	11.31	0.07		4.34	4.41	(0.09)	(3.13)	(3.22)
2009 - Institutional	12.60	0.21		4.93	5.14	(0.39)	(3.13)	(3.52)
2009 - Service	11.80	0.15		4.51	4.66	(0.30)	(3.13)	(3.43)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	20.13	0.05		(8.21)	(8.16)	—	—	—
2008 - B	19.03	0.02		(7.75)	(7.73)	—	—	—
2008 - C	19.04	0.02		(7.75)	(7.73)	—	—	—
2008 - Institutional	21.18	0.06		(8.64)	(8.58)	—	—	—
2008 - Service	19.85	0.04		(8.09)	(8.05)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	26.74	0.14		(2.87)	(2.73)	(0.04)	(3.84)	(3.88)
2008 - B	25.61	(0.03)		(2.71)	(2.74)	—	(3.84)	(3.84)
2008 - C	25.62	(0.04)		(2.70)	(2.74)	—	(3.84)	(3.84)
2008 - Institutional	27.91	0.25		(3.04)	(2.79)	(0.10)	(3.84)	(3.94)
2008 - Service	26.48	0.16		(2.88)	(2.72)	(0.07)	(3.84)	(3.91)

2007 - A	19.91	0.07		6.98	7.05	(0.08)	(0.14)	(0.22)
2007 - B	19.14	(0.11)		6.72	6.61	—	(0.14)	(0.14)
2007 - C	19.16	(0.12)		6.72	6.60	—	(0.14)	(0.14)
2007 - Institutional	20.75	0.18		7.27	7.45	(0.15)	(0.14)	(0.29)
2007 - Service	19.66	0.09		6.87	6.96	—	(0.14)	(0.14)

2006 - A	15.76	0.16		4.12	4.28	(0.03)	(0.10)	(0.13)
2006 - B	15.24	(0.02)		4.02	4.00	—	(0.10)	(0.10)
2006 - C	15.26	0.03		3.97	4.00	—	(0.10)	(0.10)
2006 - Institutional	16.39	0.24		4.29	4.53	(0.07)	(0.10)	(0.17)
2006 - Service	15.56	0.04		4.16	4.20	—	(0.10)	(0.10)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.12% of average net assets.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$16.38	22.51%	$68,118	1.91%		1.91%		(0.16	)%(c)	147%
15.09	21.60	10,335	2.66		2.66		(0.75	)(c)	147
15.20	21.60	23,226	2.66		2.66		(0.73	)(c)	147
17.48	23.04	472,994	1.51		1.51		0.43	(c)	147
15.95	22.41	13,954	2.01		2.01		(0.10	)(c)	147
17.56	15.22	1	1.66	(d)	1.66	(d)	(0.09	)(c)(d)	147

13.37	58.12	256,648	1.89		1.89		1.43		179
12.41	56.96	10,350	2.64		2.64		0.73		179
12.50	57.03	17,637	2.64		2.64		0.70		179
14.22	58.76	347,017	1.49		1.49		1.88		179
13.03	57.99	10,273	1.99		1.99		1.38		179

11.97	(40.54)	263,099	1.86	(d)	1.90	(d)	1.81	(d)	20
11.30	(40.62)	7,919	2.61	(d)	2.65	(d)	1.01	(d)	20
11.31	(40.65)	11,612	2.61	(d)	2.65	(d)	1.04	(d)	20
12.60	(40.51)	522,606	1.46	(d)	1.50	(d)	2.19	(d)	20
11.80	(40.55)	3,701	1.96	(d)	2.00	(d)	1.77	(d)	20

20.13	(13.92)	522,595	1.84		1.84		0.55		91
19.03	(14.55)	14,677	2.59		2.59		(0.16)		91
19.04	(14.58)	22,596	2.59		2.59		(0.19)		91
21.18	(13.57)	986,258	1.44		1.44		0.95		91
19.85	(14.03)	7,472	1.94		1.94		0.63		91

26.74	35.67	671,311	1.79		1.79		0.28		97
25.61	34.68	16,574	2.54		2.54		(0.50)		97
25.62	34.64	28,345	2.54		2.54		(0.55)		97
27.91	36.21	1,312,613	1.39		1.39		0.73		97
26.48	35.54	3,704	1.89		1.89		0.38		97

19.91	27.17	400,757	1.81		1.81		0.82		101
19.14	26.24	12,516	2.56		2.56		(0.11)		101
19.16	26.28	21,024	2.56		2.56		0.18		101
20.75	27.74	498,643	1.41		1.41		1.18		101
19.66	27.07	704	1.89		1.89		0.22		101

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental Emerging Markets Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Asia Equity Fund, Goldman Sachs BRIC Fund and Goldman Sachs Emerging Markets Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at October 31, 2010 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2010

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2010 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses  — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				BRIC Fund				Emerging Markets Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	5/01/10	10/31/10		10/31/10*	5/01/10	10/31/10		10/31/10*	5/01/10	10/31/10		10/31/10*
Class A
Actual	$1,000	$1,124.60		$8.57	$1,000	$1,093.60		$9.97	$1,000	$1,089.10		$10.00
Hypothetical 5% return	1,000	1,017.14	+	8.13	1,000	1,015.68	+	9.60	1,000	1,015.63	+	9.65

Class B
Actual	1,000	1,120.10		12.56	N/A	N/A		N/A	1,000	1,084.80		13.98
Hypothetical 5% return	1,000	1,013.36	+	11.93	N/A	N/A		N/A	1,000	1,011.80	+	13.49

Class C
Actual	1,000	1,120.60		12.56	1,000	1,088.40		13.90	1,000	1,084.90		13.98
Hypothetical 5% return	1,000	1,013.36	+	11.93	1,000	1,011.90	+	13.39	1,000	1,011.80	+	13.49

Institutional
Actual	1,000	1,126.50		6.43	1,000	1,094.90		7.92	1,000	1,091.80		7.96
Hypothetical 5% return	1,000	1,019.16	+	6.11	1,000	1,017.64	+	7.63	1,000	1,017.59	+	7.68

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,088.70		10.63
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.02	+	10.26

Class IR(a)
Actual	N/A	N/A		N/A	1,000	1,146.60		2.94	1,000	1,170.80		3.01
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,008.40	+	2.75	1,000	1,008.40	+	2.79

(a)	Commenced operations on August 31, 2010.

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR(a)

Asia Equity	1.60%	2.35%	2.35%	1.20%	N/A	N/A
BRIC	1.89	N/A	2.64	1.49	N/A	1.64%
Emerging Markets Equity	1.91	2.66	2.66	1.51	2.01%	1.66

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Asia Equity, Goldman Sachs BRIC and Goldman Sachs Emerging Markets Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2011 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 16-17, 2010 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year, since last approving the Management Agreement. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;

(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis and finance and strategy), sales and distribution support groups and others (e.g., information technology and training);

(iii)	trends in headcount;

(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and

(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;

(ii)	each Fund’s expense trends over time; and

(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;

(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the BRIC Fund) and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;

(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;

(h)	potential economies of scale, if any, and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;

(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;

(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;

(k)	commission rates paid by the Funds, an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;

(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; and the number and types of accounts managed by the portfolio managers;

(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and

(n)	the processes and policies followed by the Investment Adviser in addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Emerging Markets Equity Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. They noted that management had made certain personnel changes in an effort to improve the performance of the Funds. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. This information on each Fund’s investment performance relative to that of its peers was provided for the one-, three-, five- and ten-year periods ended December 31, 2009, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s Chief Investment Officer and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the Investment Adviser took a number of steps intended to improve Fund performance, including making changes to the leadership and personnel on the portfolio management team in prior periods and implementing enhancements to the investment process for the Funds (which among other things included refinement of how bottom-up stock selection is reflected across multi-regional portfolios). The Trustees also noted that the recent performance of the Funds seemed to indicate that these changes were working. They noted that Asia Equity Fund still ranked in the bottom half of its peer group for the one-year period ended December 31, 2009, but that the Funds generally showed improvement in this regard. They indicated that they would continue to closely monitor the performance of the Funds, but were encouraged that the changes the Investment Adviser implemented seemed to be contributing to improved performance. The Trustees concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (four-year, in the case of BRIC Fund) history comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the contractual management fees paid by the BRIC Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2009 and 2008, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

			Emerging
Average Daily	Asia Equity	BRIC	Markets
Net Assets	Fund	Fund	Equity Fund

First $1 billion	1.00%	1.30%	1.20%
Next $1 billion	0.90	1.30	1.20
Next $3 billion	0.86	1.17	1.08
Next $3 billion	0.84	1.11	1.03
Over $8 billion	0.82	1.09	1.01

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit management fees (with respect to the BRIC Fund) and other expenses (with respect to each Fund) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned during a portion of the year by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by an affiliate of the Investment Adviser for managing the portfolio in which the Funds’ cash collateral was invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of the fall-out benefits. In looking at the benefits to the Investment Adviser’s affiliates from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2011.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 68	Chairman of the Board of Trustees	Since 1996 (Trustee Since 1991)
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Linked Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				90	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

John P. Coblentz, Jr. Age: 69	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Vice Chair of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

Jessica Palmer Age: 61	Trustee	Since 2007	Ms. Palmer is retired. Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	90	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	90	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of December 31, 2010.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of December 31, 2010, the Trust consisted of 77 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 42	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Senior Vice President and Principal Financial Officer—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2010.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Goldman Sachs Trust — Fundamental Emerging Markets Equity Funds — Tax Information (Unaudited)

From distributions paid during the fiscal year ended October 31, 2010, the total amount of income received by the Asia Equity and Emerging Markets Equity Funds from sources within foreign countries and possessions of the United States was $0.1967, and $0.2261 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the Asia Equity and Emerging Markets Equity Funds to such countries was $0.0405 and $0.0424 per share, respectively.

For the fiscal year ended October 31, 2010, 55.58%, and 100% of the dividends paid from net investment company taxable income by the Asia Equity and Emerging Markets Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $700.8 billion in assets under management as of September 30, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]
Financial Square FundsSM
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime
Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury
Obligations Fund

Fixed Income
■ Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund

Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund

Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund

Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund

Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 4
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed
Equity Fund
■ Structured International
Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund

■ International Equity Dividend
and Premium Fund
■ Structured International Small
Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets
Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate
Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global
Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[4]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.

The Goldman Sachs Technology Tollkeeper FundSM and Financial Square FundsSM are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke* John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso*	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer
James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel
*Effective August 19, 2010

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

Copyright© 2010 Goldman, Sachs & Co.  All rights reserved.  45173.MF.OTU EMEAR10 / 50.8K / 11-10

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2010	2009	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,967,675	$2,902,425	Financial Statement audits.

Audit-Related Fees:

• PwC	$112,017	$164,192	Other attest services. $17,800 represents fees borne by the Funds’ adviser in 2009 in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$773,417	$611,246	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. $28,275 and $145,994 represent fees borne by the Funds’ adviser in 2010 and 2009, respectively, in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2010	2009	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,312,000	$1,509,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended October 31, 2010 and October 31, 2009 were approximately $885,434 and $775,438 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2009 and December 31, 2008 were approximately $6.4 million and $5.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2009 and 2008 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 30, 2010

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 30, 2010